UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Contrafund Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund Portfolio - Initial Class	17.22%	3.74%	5.18%
VIP Contrafund Portfolio - Service Class	17.11%	3.64%	5.08%
VIP Contrafund Portfolio - Service Class 2	16.93%	3.48%	4.92%
VIP Contrafund Portfolio - Investor Class A	17.10%	3.63%	5.12%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Robert Stansky, Co-Portfolio Manager and Head of Fidelity's Multi-Manager Group, which manages VIP Contrafund Portfolio: For the year, the fund's share classes outperformed the S&P 500® Index, which returned 15.06%. (For specific portfolio results, please see the performance section of this report.) Security selection among telecommunications was particularly successful, followed by health care, materials and industrials. Detractors included stock picking in energy and utilities, as well as overweighting the semiconductors/semiconductor equipment group within technology. In terms of individual securities, Qwest Communications International, by far the largest position in the telecom sleeve, was the top contributor. A strong free-cash-flow story with one of the highest dividend yields within the S&P 500, Qwest was the best-performing name within the sector. Not owning networking gear maker and index component Cisco Systems was a good call since the stock fell sharply in November after the company reduced its revenue forecast. Similarly, largely avoiding computer and peripherals maker Hewlett-Packard was beneficial, as the stock underperformed due in part to the company's printer business not growing as fast as other parts of the tech hardware marketplace. The fund did not own HP at period end. An outsized stake in flash-memory manufacturer SanDisk added value, as the stock was driven in part by the company's status as a supplier to Apple. Conversely, detractors included an outsized stake in semiconductor-related stocks, including Micron Technology and Inotera Memories, the latter of which was not in the index. Elsewhere, software giant Microsoft struggled amid a competitive environment, and the fund's overweighted stake hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.64%
Actual		$ 1,000.00	$ 1,254.90	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class	.74%
Actual		$ 1,000.00	$ 1,254.70	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Service Class 2.89%
Actual		$ 1,000.00	$ 1,253.90	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Service Class 2R	.89%
Actual		$ 1,000.00	$ 1,254.30	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Investor Class	.72%
Actual		$ 1,000.00	$ 1,254.60	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.58	$ 3.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	2.8
JPMorgan Chase & Co.	2.5	2.1
Procter & Gamble Co.	2.1	1.6
Citigroup, Inc.	1.8	1.5
The Coca-Cola Co.	1.7	1.6
Royal Dutch Shell PLC Class B ADR	1.6	0.7
Wells Fargo & Co.	1.5	1.5
General Electric Co.	1.5	1.5
Microsoft Corp.	1.4	2.4
Qwest Communications International, Inc.	1.3	1.1
	19.9
Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.4
Financials	16.2	15.6
Energy	11.8	10.5
Industrials	11.1	11.4
Health Care	10.4	11.5
Consumer Staples	10.3	10.9
Consumer Discretionary	10.0	9.8
Materials	3.4	3.2
Telecommunication Services	3.3	3.3
Utilities	3.2	3.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks and Equity Futures 99.2%		Stocks and Equity Futures 99.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	16.2%	** Foreign investments	13.7%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.7%
Auto Components - 0.4%
Johnson Controls, Inc.	1,328,000	$ 50,729,600
TRW Automotive Holdings Corp. (a)	347,875	18,333,013
		69,062,613
Automobiles - 0.7%
BYD Co. Ltd. (H Shares) (d)	1,721,000	9,045,076
Ford Motor Co. (a)	5,746,798	96,488,738
General Motors Co.	492,300	18,146,178
		123,679,992
Distributors - 0.2%
Li & Fung Ltd.	3,207,000	18,608,646
Pool Corp.	380,000	8,565,200
		27,173,846
Hotels, Restaurants & Leisure - 1.0%
Bravo Brio Restaurant Group, Inc.	280,057	5,368,693
Darden Restaurants, Inc.	681,998	31,671,987
Marriott International, Inc. Class A	826,261	34,322,882
McDonald's Corp.	385,488	29,590,059
Royal Caribbean Cruises Ltd. (a)(d)	411,700	19,349,900
Starwood Hotels & Resorts Worldwide, Inc.	745,900	45,335,802
		165,639,323
Household Durables - 0.6%
D.R. Horton, Inc.	1,479,200	17,646,856
M.D.C. Holdings, Inc.	483,850	13,920,365
Stanley Black & Decker, Inc.	530,600	35,481,222
Whirlpool Corp.	342,400	30,415,392
		97,463,835
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	346,900	62,442,000
E-Commerce China Dangdang, Inc. ADR	76,800	2,078,976
Expedia, Inc.	1,138,638	28,568,427
Rakuten, Inc.	11,613	9,723,376
		102,812,779
Leisure Equipment & Products - 0.2%
Brunswick Corp.	687,687	12,887,254
Eastman Kodak Co. (a)(d)	3,136,982	16,814,224
		29,701,478
Media - 3.3%
Comcast Corp. Class A	4,589,362	100,828,283
DIRECTV (a)	1,858,600	74,213,898
Legend Pictures Holdings LLC unit (g)	6,611	4,958,250
Liberty Global, Inc. Class A (a)(d)	659,400	23,329,572
Naspers Ltd. Class N	228,000	13,351,336
The Walt Disney Co.	3,279,242	123,004,367
The Weinstein Co. II Holdings, LLC Class A-1 (a)(g)	11,499	4,312,125
Time Warner Cable, Inc.	886,943	58,564,846

	Shares	Value
Time Warner, Inc.	2,476,247	$ 79,660,866
Viacom, Inc. Class B (non-vtg.)	1,658,516	65,693,819
		547,917,362
Multiline Retail - 0.7%
Nordstrom, Inc.	924,909	39,197,643
Target Corp.	1,463,500	88,000,255
		127,197,898
Specialty Retail - 1.8%
Best Buy Co., Inc.	913,622	31,328,098
China ZhengTong Auto Services Holdings Ltd.	4,608,500	4,346,131
Hengdeli Holdings Ltd.	19,448,000	11,584,978
Home Depot, Inc.	3,146,100	110,302,266
Lowe's Companies, Inc.	3,054,000	76,594,320
Sally Beauty Holdings, Inc. (a)	1,270,221	18,456,311
TJX Companies, Inc.	870,940	38,661,027
Urban Outfitters, Inc. (a)	511,600	18,320,396
		309,593,527
Textiles, Apparel & Luxury Goods - 0.2%
LVMH Moet Hennessy - Louis Vuitton	128,034	21,072,437
Trinity Ltd.	8,276,000	8,720,546
		29,792,983
TOTAL CONSUMER DISCRETIONARY		1,630,035,636
CONSUMER STAPLES - 10.3%
Beverages - 3.6%
Anheuser-Busch InBev SA NV	760,664	43,527,932
Coca-Cola Bottling Co. Consolidated	158,818	8,827,104
Coca-Cola FEMSA SAB de CV sponsored ADR	114,747	9,458,595
Coca-Cola Icecek AS	349,005	4,617,486
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	297,770	9,239,803
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,852,846	41,040,539
Diageo PLC sponsored ADR	843,083	62,666,359
Embotelladora Andina SA sponsored ADR	302,136	9,145,657
Molson Coors Brewing Co. Class B	1,119,411	56,183,238
PepsiCo, Inc.	1,013,098	66,185,692
The Coca-Cola Co.	4,346,622	285,877,329
		596,769,734
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	148,918	7,133,172
CVS Caremark Corp.	4,033,568	140,247,159
Fresh Market, Inc.	19,700	811,640
Safeway, Inc.	2,064,089	46,421,362
Susser Holdings Corp. (a)	131,355	1,819,267
United Natural Foods, Inc. (a)	129,581	4,753,031
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	707,002	$ 38,128,618
Walgreen Co.	1,080,778	42,107,111
		281,421,360
Food Products - 1.1%
Archer Daniels Midland Co.	469,619	14,126,140
Bunge Ltd.	417,901	27,380,874
Danone	141,400	8,889,216
Dean Foods Co. (a)	1,279,348	11,309,436
Green Mountain Coffee Roasters, Inc. (a)(d)	730,622	24,008,239
Nestle SA	709,799	41,594,237
Unilever NV unit	1,977,977	62,108,478
Viterra, Inc.	517,300	4,813,541
		194,230,161
Household Products - 2.6%
Colgate-Palmolive Co.	983,929	79,078,374
Procter & Gamble Co.	5,570,244	358,333,797
		437,412,171
Personal Products - 0.2%
Avon Products, Inc.	1,136,499	33,026,661
Tobacco - 1.1%
Altria Group, Inc.	975,598	24,019,223
British American Tobacco PLC sponsored ADR	1,509,468	117,285,664
Philip Morris International, Inc.	717,206	41,978,067
Souza Cruz Industria Comerico	93,900	5,114,411
		188,397,365
TOTAL CONSUMER STAPLES		1,731,257,452
ENERGY - 11.8%
Energy Equipment & Services - 3.4%
Aker Solutions ASA	211,900	3,609,927
Baker Hughes, Inc.	2,612,591	149,361,827
C&J Energy Services, Inc. (a)(e)	482,300	4,823,000
Cameron International Corp. (a)	213,400	10,825,782
Dresser-Rand Group, Inc. (a)	88,200	3,756,438
Ensco International Ltd. ADR	575,401	30,714,905
Halliburton Co.	4,236,132	172,961,270
National Oilwell Varco, Inc.	267,357	17,979,758
Noble Corp.	1,573,200	56,273,364
Ocean Rig UDW, Inc. (a)	134,000	2,369,076
Oceaneering International, Inc. (a)	369,003	27,169,691
Pride International, Inc. (a)	77,827	2,568,291
Saipem SpA	311,652	15,350,444
Schlumberger Ltd.	322,279	26,910,297
TETRA Technologies, Inc. (a)	495,800	5,885,146

	Shares	Value
Transocean Ltd. (a)	596,446	$ 41,458,961
Vantage Drilling Co. (a)	1,094,400	2,221,632
		574,239,809
Oil, Gas & Consumable Fuels - 8.4%
Alpha Natural Resources, Inc. (a)	654,300	39,277,629
Anadarko Petroleum Corp.	642,727	48,950,088
Apache Corp.	884,883	105,504,600
BP PLC	1,010,800	7,455,606
BP PLC sponsored ADR	1,473,933	65,103,621
Buckeye Partners LP (g)	39,530	2,377,611
Chesapeake Energy Corp.	738,060	19,123,135
Chevron Corp.	288,746	26,348,073
Cimarex Energy Co.	257,000	22,752,210
Concho Resources, Inc. (a)	244,261	21,414,362
Concho Resources, Inc. (a)(g)	117,082	10,264,579
CVR Energy, Inc. (a)	194,540	2,953,117
Denbury Resources, Inc. (a)	2,162,187	41,276,150
Devon Energy Corp.	337,200	26,473,572
EXCO Resources, Inc.	136,700	2,654,714
Exxon Mobil Corp.	2,345,633	171,512,685
Falkland Oil & Gas Ltd. (a)	1,325,400	2,140,197
Frontier Oil Corp.	619,878	11,164,003
Heritage Oil PLC	425,712	2,980,151
Holly Corp.	893,186	36,415,193
Imperial Oil Ltd. (d)	139,500	5,676,236
InterOil Corp. (a)(d)	138,200	9,960,074
Marathon Oil Corp.	783,900	29,027,817
Massey Energy Co.	543,896	29,180,020
Murphy Oil Corp.	428,098	31,914,706
Niko Resources Ltd.	50,600	5,235,043
Occidental Petroleum Corp.	1,274,411	125,019,719
Peabody Energy Corp.	168,219	10,762,652
PetroBakken Energy Ltd. Class A (d)	409,300	8,909,960
Petrobank Energy & Resources Ltd. (a)	754,400	19,100,171
Petrominerales Ltd.	463,956	15,426,432
Rodinia Oil Corp.	603,000	1,880,407
Royal Dutch Shell PLC:
Class A sponsored ADR	6,220	415,372
Class B ADR	3,900,962	260,077,137
Southwestern Energy Co. (a)	771,043	28,860,139
Talisman Energy, Inc.	2,396,700	53,158,532
Targa Resources Corp.	254,400	6,820,464
Tesoro Corp.	217,000	4,023,180
Valero Energy Corp.	363,126	8,395,473
Whiting Petroleum Corp. (a)	414,650	48,592,834
Williams Companies, Inc.	1,338,200	33,080,304
		1,401,657,968
TOTAL ENERGY		1,975,897,777
Common Stocks - continued
	Shares	Value
FINANCIALS - 16.2%
Capital Markets - 2.4%
BlackRock, Inc. Class A	401,377	$ 76,494,429
Credit Suisse Group	933,839	37,638,487
E*TRADE Financial Corp. (a)	419,298	6,708,768
Evercore Partners, Inc. Class A	254,300	8,646,200
Icap PLC	549,942	4,590,257
Invesco Ltd.	1,631,107	39,244,434
MF Global Holdings Ltd. (a)	1,768,100	14,781,316
Morgan Stanley	3,594,753	97,813,229
State Street Corp.	2,396,110	111,035,737
		396,952,857
Commercial Banks - 4.5%
Banco do Brasil SA	1,450,200	27,456,409
Banco Macro SA sponsored ADR	192,634	9,670,227
BB&T Corp.	1,004,544	26,409,462
CIT Group, Inc. (a)	157,100	7,399,410
Comerica, Inc.	187,555	7,922,323
FirstMerit Corp.	963,306	19,063,826
Huntington Bancshares, Inc.	8,302,724	57,039,714
M&T Bank Corp.	312,760	27,225,758
PNC Financial Services Group, Inc.	863,598	52,437,671
PT Bank Rakyat Indonesia Tbk	6,595,500	7,686,224
Regions Financial Corp.	6,941,577	48,591,039
Sumitomo Mitsui Financial Group, Inc.	1,577,700	56,180,610
SunTrust Banks, Inc.	1,688,750	49,835,013
Synovus Financial Corp.	4,204,900	11,100,936
U.S. Bancorp, Delaware	3,674,203	99,093,255
Wells Fargo & Co.	8,219,122	254,710,591
		761,822,468
Consumer Finance - 0.5%
Capital One Financial Corp.	1,377,604	58,630,826
Discover Financial Services	1,472,024	27,276,605
Promise Co. Ltd. (d)	752,450	4,326,715
		90,234,146
Diversified Financial Services - 5.0%
African Bank Investments Ltd.	4,214,241	24,649,334
Citigroup, Inc. (a)	64,174,388	303,544,855
ING Groep NV (Certificaten Van Aandelen) unit (a)	1,994,700	19,469,851
IntercontinentalExchange, Inc. (a)	460,104	54,821,392
JPMorgan Chase & Co.	9,854,597	418,032,005
NBH Holdings Corp. Class A (a)(e)	813,800	15,869,100
		836,386,537
Insurance - 2.5%
Aon Corp.	602,596	27,725,442
CNO Financial Group, Inc. (a)	3,320,800	22,515,024
Fairfax Financial Holdings Ltd. (sub. vtg.)	91,200	37,400,870
Genworth Financial, Inc. Class A (a)	1,213,800	15,949,332
Lincoln National Corp.	1,077,312	29,960,047
MetLife, Inc.	3,575,685	158,903,441
Protective Life Corp.	662,800	17,656,992

	Shares	Value
Prudential Financial, Inc.	1,161,340	$ 68,182,271
Unum Group	1,457,700	35,305,494
		413,598,913
Real Estate Investment Trusts - 0.8%
ProLogis Trust	4,593,114	66,324,566
The Macerich Co.	643,599	30,487,285
U-Store-It Trust	1,241,147	11,828,131
Weyerhaeuser Co.	1,217,709	23,051,231
		131,691,213
Real Estate Management & Development - 0.4%
Ayala Land, Inc.	21,946,000	8,276,576
BR Malls Participacoes SA	2,574,600	26,528,673
Indiabulls Real Estate Ltd. (a)	5,657,337	17,618,880
PT Lippo Karawaci Tbk	159,208,750	12,015,777
		64,439,906
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)	2,593,110	24,738,269
TOTAL FINANCIALS		2,719,864,309
HEALTH CARE - 10.4%
Biotechnology - 1.6%
Amgen, Inc. (a)	728,949	40,019,300
AVEO Pharmaceuticals, Inc.	518,044	7,573,803
AVEO Pharmaceuticals, Inc. (g)	107,096	1,565,744
Biogen Idec, Inc. (a)	899,103	60,284,856
BioMarin Pharmaceutical, Inc. (a)	900,917	24,261,695
Exelixis, Inc. (a)	1,088,719	8,938,383
Genzyme Corp. (a)	654,284	46,585,021
Gilead Sciences, Inc. (a)	2,164,184	78,430,028
Human Genome Sciences, Inc. (a)	269,827	6,446,167
		274,104,997
Health Care Equipment & Supplies - 1.8%
American Medical Systems Holdings, Inc. (a)	533,700	10,065,582
Boston Scientific Corp. (a)	4,357,239	32,984,299
C. R. Bard, Inc.	389,520	35,746,250
Cooper Companies, Inc.	83,580	4,708,897
Covidien PLC	1,569,508	71,663,735
Edwards Lifesciences Corp. (a)	777,472	62,850,836
Mako Surgical Corp. (a)	1,154,193	17,566,817
Masimo Corp.	416,279	12,101,231
Quidel Corp. (a)	1,322,504	19,110,183
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	3,516,000	9,974,628
William Demant Holding AS (a)	320,174	23,659,592
		300,432,050
Health Care Providers & Services - 2.6%
CIGNA Corp.	1,056,639	38,736,386
Diagnosticos da America SA	1,003,000	13,598,566
Express Scripts, Inc. (a)	713,923	38,587,538
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Fresenius Medical Care AG & Co. KGaA	116,698	$ 6,744,970
Henry Schein, Inc. (a)	940,100	57,712,739
McKesson Corp.	1,192,617	83,936,384
Medco Health Solutions, Inc. (a)	1,658,128	101,593,503
UnitedHealth Group, Inc.	2,417,405	87,292,495
		428,202,581
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	1,995,561	82,676,092
Charles River Laboratories International, Inc. (a)	446,856	15,881,262
Covance, Inc. (a)	502,900	25,854,089
Fluidigm Corp. warrants 8/25/19 (a)	8,933	826
Illumina, Inc. (a)	690,454	43,733,356
Lonza Group AG	103,551	8,306,912
QIAGEN NV (a)	714,094	13,960,538
		190,413,075
Pharmaceuticals - 3.3%
Allergan, Inc.	561,139	38,533,415
Genomma Lab Internacional SA de CV (a)	3,866,100	9,260,870
Johnson & Johnson	1,000,854	61,902,820
Lupin Ltd.	925,412	9,985,239
Merck & Co., Inc.	5,496,248	198,084,778
Novo Nordisk AS Series B	344,375	38,817,288
Pfizer, Inc.	6,021,955	105,444,432
Shire PLC sponsored ADR	573,900	41,538,882
Valeant Pharmaceuticals International, Inc.	1,817,773	51,545,794
		555,113,518
TOTAL HEALTH CARE		1,748,266,221
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.3%
Goodrich Corp.	820,356	72,248,753
Precision Castparts Corp.	602,198	83,831,984
The Boeing Co.	1,465,477	95,637,029
United Technologies Corp.	1,722,109	135,564,420
		387,282,186
Airlines - 0.1%
Southwest Airlines Co.	908,655	11,794,342
Building Products - 0.4%
Armstrong World Industries, Inc.	342,008	14,706,344
Lennox International, Inc.	693,325	32,787,339
Owens Corning (a)	616,901	19,216,466
		66,710,149

	Shares	Value
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	1,095,395	$ 32,708,495
Stericycle, Inc. (a)	455,416	36,852,263
		69,560,758
Construction & Engineering - 0.4%
Fluor Corp.	633,650	41,985,649
Foster Wheeler AG (a)	738,700	25,499,924
		67,485,573
Electrical Equipment - 1.4%
Acuity Brands, Inc.	338,037	19,494,594
Cooper Industries PLC Class A	819,675	47,778,856
Emerson Electric Co.	1,750,786	100,092,436
GrafTech International Ltd. (a)	540,156	10,716,695
Regal-Beloit Corp.	815,326	54,431,164
		232,513,745
Industrial Conglomerates - 1.8%
General Electric Co.	13,592,329	248,603,697
Textron, Inc.	2,198,990	51,984,124
		300,587,821
Machinery - 3.1%
Caterpillar, Inc.	1,570,523	147,095,184
Charter International PLC	726,953	9,577,945
Cummins, Inc.	886,986	97,577,330
Danaher Corp.	1,834,642	86,540,063
Dover Corp.	506,600	29,610,770
Ingersoll-Rand Co. Ltd.	968,600	45,611,374
Komatsu Ltd.	884,000	26,743,680
Navistar International Corp. (a)	830,623	48,101,378
NSK Ltd.	1,046,000	9,453,475
Pall Corp.	191,600	9,499,528
Vallourec SA	80,598	8,469,899
		518,280,626
Road & Rail - 1.2%
CSX Corp.	1,385,330	89,506,171
Union Pacific Corp.	1,270,604	117,734,167
		207,240,338
TOTAL INDUSTRIALS		1,861,455,538
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 1.0%
Aruba Networks, Inc. (a)(d)	1,483,452	30,974,478
Ciena Corp. (a)(d)	2,268,630	47,754,662
Meru Networks, Inc. (a)(d)	574,625	8,860,718
QUALCOMM, Inc.	1,555,407	76,977,092
ViaSat, Inc. (a)	231,254	10,269,990
		174,836,940
Computers & Peripherals - 5.4%
Apple, Inc. (a)	2,323,883	749,591,694
Imagination Technologies Group PLC (a)	1,711,806	9,630,451
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NetApp, Inc. (a)	1,442,512	$ 79,280,460
SanDisk Corp. (a)	1,140,855	56,883,030
		895,385,635
Electronic Equipment & Components - 0.5%
HLS Systems International Ltd. (a)	1,050,441	15,924,686
TPK Holdings Co.	1,503,000	34,522,111
Wintek Corp. (a)	22,150,000	38,043,023
		88,489,820
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	1,149,680	54,092,444
eBay, Inc. (a)	828,200	23,048,806
Google, Inc. Class A (a)	845	501,905
Mail.ru Group Ltd. GDR unit (a)(e)	37,000	1,332,000
Monster Worldwide, Inc. (a)	1,295,776	30,619,187
WebMD Health Corp. (a)	1,709,799	87,302,337
		196,896,679
IT Services - 0.8%
Cognizant Technology Solutions Corp. Class A (a)	544,200	39,884,418
Paychex, Inc.	733,039	22,658,235
Visa, Inc. Class A	950,286	66,881,129
		129,423,782
Office Electronics - 0.1%
Xerox Corp.	1,851,178	21,325,571
Semiconductors & Semiconductor Equipment - 7.6%
Amkor Technology, Inc. (a)	1,126,474	8,324,643
Analog Devices, Inc.	3,201,160	120,587,697
Applied Materials, Inc.	11,199,293	157,350,067
Applied Micro Circuits Corp. (a)	1,274,195	13,608,403
ARM Holdings PLC sponsored ADR (d)	2,668,101	55,363,096
ASML Holding NV	4,791,101	183,690,812
ATMI, Inc. (a)	1,448,673	28,886,540
Broadcom Corp. Class A	2,549,814	111,044,400
Cymer, Inc. (a)	250,000	11,267,500
Inotera Memories, Inc. (a)	53,040,698	25,365,709
Intersil Corp. Class A	2,687,074	41,031,620
KLA-Tencor Corp.	458,077	17,700,095
Lam Research Corp. (a)	3,242,145	167,878,268
Marvell Technology Group Ltd. (a)	474,354	8,799,267
Micron Technology, Inc. (a)	22,817,702	182,997,970
Nanya Technology Corp. (a)	22,607,159	12,593,978
NVIDIA Corp. (a)	130,001	2,002,015
Photronics, Inc. (a)	533,948	3,155,633
Powertech Technology, Inc.	4,596,000	15,283,236
Samsung Electronics Co. Ltd.	76,588	64,822,325

	Shares	Value
Skyworks Solutions, Inc. (a)	129,288	$ 3,701,515
Varian Semiconductor Equipment Associates, Inc. (a)	1,099,442	40,646,371
		1,276,101,160
Software - 2.2%
CA, Inc.	290,774	7,106,517
Check Point Software Technologies Ltd. (a)	1,403,888	64,943,859
Microsoft Corp.	8,152,951	227,630,392
Nuance Communications, Inc. (a)	870,133	15,819,018
Oracle Corp.	100,290	3,139,077
Red Hat, Inc. (a)	774,606	35,360,764
Taleo Corp. Class A (a)	242,138	6,695,116
		360,694,743
TOTAL INFORMATION TECHNOLOGY		3,143,154,330
MATERIALS - 3.4%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	362,069	32,930,176
Airgas, Inc.	23,600	1,474,056
Albemarle Corp.	252,467	14,082,609
Celanese Corp. Class A	252,758	10,406,047
CF Industries Holdings, Inc.	202,942	27,427,611
Clariant AG (Reg.) (a)	822,135	16,666,207
Dow Chemical Co.	1,744,299	59,550,368
LyondellBasell Industries NV Class A (a)	720,461	24,783,858
Monsanto Co.	609,238	42,427,334
Praxair, Inc.	471,074	44,973,435
Solutia, Inc. (a)	1,129,100	26,059,628
The Mosaic Co.	299,000	22,831,640
Wacker Chemie AG	60,982	10,648,201
		334,261,170
Construction Materials - 0.0%
HeidelbergCement AG	117,134	7,344,923
Containers & Packaging - 0.2%
Ball Corp.	360,667	24,543,389
Metals & Mining - 1.2%
Anglo American PLC (United Kingdom)	347,400	18,078,280
AngloGold Ashanti Ltd. sponsored ADR	995,127	48,990,102
ArcelorMittal SA Class A unit (d)	86,700	3,305,871
Carpenter Technology Corp.	322,880	12,992,691
Freeport-McMoRan Copper & Gold, Inc.	687,400	82,549,866
MacArthur Coal Ltd.	206,793	2,704,389
Pan American Silver Corp.	92,600	3,816,047
POSCO	4,022	1,739,078
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	425,700	$ 21,753,270
Walter Energy, Inc.	86,973	11,118,628
		207,048,222
TOTAL MATERIALS		573,197,704
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.2%
Qwest Communications International, Inc.	27,500,952	209,282,245
Telefonica SA sponsored ADR	94,758	6,483,342
Verizon Communications, Inc.	4,026,013	144,050,745
		359,816,332
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	2,254,263	116,410,141
Clearwire Corp. Class A (a)(d)	5,717,958	29,447,484
MetroPCS Communications, Inc. (a)	773,352	9,767,436
Vodafone Group PLC	8,101,600	21,282,291
Vodafone Group PLC sponsored ADR	242,500	6,409,275
		183,316,627
TOTAL TELECOMMUNICATION SERVICES		543,132,959
UTILITIES - 3.2%
Electric Utilities - 1.6%
Edison International	1,422,804	54,920,234
NextEra Energy, Inc.	2,469,214	128,374,436
PPL Corp.	2,488,693	65,502,400
Southern Co.	399,300	15,265,239
		264,062,309
Gas Utilities - 0.1%
ONEOK, Inc.	222,173	12,323,936
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	1,213,744	14,783,402
Multi-Utilities - 1.4%
National Grid PLC	1,687,900	14,598,841
NiSource, Inc.	1,339,400	23,600,228
PG&E Corp.	1,487,909	71,181,567
Public Service Enterprise Group, Inc.	1,499,269	47,691,747
Sempra Energy	1,518,315	79,681,171
Veolia Environnement	185,365	5,428,693
		242,182,247
TOTAL UTILITIES		533,351,894
TOTAL COMMON STOCKS (Cost $13,749,513,259)		16,459,613,820
Preferred Stocks - 0.3%
	Shares	Value
Convertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	412,471	$ 2,887,297
Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Porsche Automobil Holding SE	235,768	18,806,133
Volkswagen AG	164,786	26,746,712
		45,552,845
TOTAL PREFERRED STOCKS (Cost $36,855,234)		48,440,142
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.14% 1/13/11 to 3/3/11 (f) (Cost $12,798,085)	$ 12,800,000	12,798,593
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	256,183,450	256,183,450
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	126,876,895	126,876,895
TOTAL MONEY MARKET FUNDS (Cost $383,060,345)		383,060,345
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $14,182,226,923)		16,903,912,900
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(154,907,483)
NET ASSETS - 100%		$ 16,749,005,417
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,870 CME E-mini S&P 500 Index Contracts	March 2011	$ 117,155,500	$ 1,594,979

The face value of futures purchased as a percentage of net assets is 0.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 22,024,100 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,898,523.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,478,308 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AVEO Pharmaceuticals, Inc.	10/28/10	$ 1,445,796
Buckeye Partners LP	12/20/10	$ 2,387,612
Concho Resources, Inc.	7/20/10	$ 5,303,815
Legend Pictures Holdings LLC unit	9/23/10	$ 4,958,250
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 636,061
Fidelity Securities Lending Cash Central Fund	1,994,618
Total	$ 2,630,679
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ATMI, Inc.	$ 31,994,169	$ 4,437,195	$ 7,670,141	$ -	$ -
Brooks Automation, Inc.	29,493,235	-	26,169,946	-	-
Sycamore Networks, Inc.	31,844,550	-	28,017,008	-	-
Total	$ 93,331,954	$ 4,437,195	$ 61,857,095	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,675,588,481	$ 1,666,318,106	$ -	$ 9,270,375
Consumer Staples	1,731,257,452	1,731,257,452	-	-
Energy	1,975,897,777	1,961,241,560	14,656,217	-
Financials	2,719,864,309	2,646,886,871	57,108,338	15,869,100
Health Care	1,751,153,518	1,709,448,107	38,817,288	2,888,123
Industrials	1,861,455,538	1,861,455,538	-	-
Information Technology	3,143,154,330	3,143,154,330	-	-
Materials	573,197,704	571,458,626	1,739,078	-
Telecommunication Services	543,132,959	521,850,668	21,282,291	-
Utilities	533,351,894	513,324,360	20,027,534	-
U.S. Government and Government Agency Obligations	12,798,593	-	12,798,593	-
Money Market Funds	383,060,345	383,060,345	-	-
Total Investments in Securities:	$ 16,903,912,900	$ 16,709,455,963	$ 166,429,339	$ 28,027,598
Derivative Instruments:
Assets
Futures Contracts	$ 1,594,979	$ 1,594,979	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 23,678,872
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(609,524)
Cost of Purchases	4,958,250
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 28,027,598
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ (609,524)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,594,979	$ -
Total Value of Derivatives	$ 1,594,979	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
United Kingdom	4.0%
Netherlands	1.8%
Switzerland	1.3%
Canada	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $4,050,914,844 of which $1,715,915,916 and $2,334,998,928 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $122,984,578) - See accompanying schedule: Unaffiliated issuers (cost $13,799,166,578)	$ 16,520,852,555
Fidelity Central Funds (cost $383,060,345)	383,060,345
Total Investments (cost $14,182,226,923)		$ 16,903,912,900
Cash		90,964
Foreign currency held at value (cost $265,267)		265,571
Receivable for investments sold		52,010,259
Receivable for fund shares sold		3,728,501
Dividends receivable		15,926,606
Distributions receivable from Fidelity Central Funds		128,114
Prepaid expenses		50,044
Other receivables		961,705
Total assets		16,977,074,664

Liabilities
Payable for investments purchased	$ 63,199,700
Payable for fund shares redeemed	26,509,840
Accrued management fee	7,909,915
Distribution and service plan fees payable	1,718,072
Payable for daily variation on futures contracts	140,250
Other affiliated payables	1,105,870
Other payables and accrued expenses	608,705
Collateral on securities loaned, at value	126,876,895
Total liabilities		228,069,247

Net Assets		$ 16,749,005,417
Net Assets consist of:
Paid in capital		$ 18,343,044,401
Distributions in excess of net investment income		(10,971,317)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,306,394,373)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,723,326,706
Net Assets		$ 16,749,005,417

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($7,160,124,602 ÷ 299,793,788 shares)	$ 23.88

Service Class: Net Asset Value, offering price and redemption price per share ($1,379,304,556 ÷ 57,937,425 shares)	$ 23.81

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,627,793,170 ÷ 324,741,004 shares)	$ 23.49

Service Class 2R: Net Asset Value, offering price and redemption price per share ($10,942,477 ÷ 466,894 shares)	$ 23.44

Investor Class: Net Asset Value, offering price and redemption price per share ($570,840,612 ÷ 23,982,076 shares)	$ 23.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 279,953,565
Interest		14,369
Income from Fidelity Central Funds		2,630,679
Total income		282,598,613

Expenses
Management fee	$ 93,327,654
Transfer agent fees	12,903,083
Distribution and service plan fees	19,986,451
Accounting and security lending fees	1,619,928
Custodian fees and expenses	1,040,715
Independent trustees' compensation	96,042
Appreciation in deferred trustee compensation account	17
Audit	115,699
Legal	85,482
Miscellaneous	226,221
Total expenses before reductions	129,401,292
Expense reductions	(3,611,449)	125,789,843
Net investment income (loss)		156,808,770
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,240,392,304
Other affiliated issuers	(25,489,001)
Foreign currency transactions	(1,513,030)
Futures contracts	(328,031)
Total net realized gain (loss)		1,213,062,242
Change in net unrealized appreciation (depreciation) on: Investment securities	1,271,229,019
Assets and liabilities in foreign currencies	30,628
Futures contracts	933,702
Total change in net unrealized appreciation (depreciation)		1,272,193,349
Net gain (loss)		2,485,255,591
Net increase (decrease) in net assets resulting from operations		$ 2,642,064,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 156,808,770	$ 182,048,095
Net realized gain (loss)	1,213,062,242	(1,211,829,520)
Change in net unrealized appreciation (depreciation)	1,272,193,349	5,676,838,088
Net increase (decrease) in net assets resulting from operations	2,642,064,361	4,647,056,663
Distributions to shareholders from net investment income	(173,609,742)	(191,893,175)
Distributions to shareholders from net realized gain	(7,015,810)	(4,181,790)
Total distributions	(180,625,552)	(196,074,965)
Share transactions - net increase (decrease)	(2,950,980,349)	(1,477,532,238)
Redemption fees	1,677	784
Total increase (decrease) in net assets	(489,539,863)	2,973,450,244

Net Assets
Beginning of period	17,238,545,280	14,265,095,036
End of period (including distributions in excess of net investment income of $10,971,317 and undistributed net investment income of $4,097,167, respectively)	$ 16,749,005,417	$ 17,238,545,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.62	$ 15.39	$ 27.90	$ 31.47	$ 31.03
Income from Investment Operations
Net investment income (loss) C	.23	.23	.24	.34	.27
Net realized and unrealized gain (loss)	3.31	5.26	(11.87)	5.17	3.30
Total from investment operations	3.54	5.49	(11.63)	5.51	3.57
Distributions from net investment income	(.27)	(.25)	(.23)	(.33)	(.42)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.28)	(.26) H	(.88)	(9.08)	(3.13)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.88	$ 20.62	$ 15.39	$ 27.90	$ 31.47
Total Return A,B	17.22%	35.71%	(42.51)%	17.59%	11.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.65%	.67%	.66%	.65%	.66%
Expenses net of fee waivers, if any	.65%	.67%	.66%	.65%	.66%
Expenses net of all reductions	.63%	.65%	.65%	.64%	.65%
Net investment income (loss)	1.06%	1.33%	1.07%	1.00%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,160,125	$ 7,405,228	$ 6,240,871	$ 12,371,009	$ 11,595,588
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.55	$ 15.33	$ 27.80	$ 31.38	$ 30.93
Income from Investment Operations
Net investment income (loss) C	.20	.21	.21	.30	.24
Net realized and unrealized gain (loss)	3.31	5.25	(11.83)	5.16	3.28
Total from investment operations	3.51	5.46	(11.62)	5.46	3.52
Distributions from net investment income	(.24)	(.23)	(.20)	(.29)	(.36)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.25)	(.24) H	(.85)	(9.04)	(3.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.81	$ 20.55	$ 15.33	$ 27.80	$ 31.38
Total Return A,B	17.11%	35.66%	(42.61)%	17.51%	11.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.75%	.77%	.76%	.75%	.76%
Expenses net of fee waivers, if any	.75%	.77%	.76%	.75%	.76%
Expenses net of all reductions	.73%	.75%	.75%	.74%	.75%
Net investment income (loss)	.96%	1.23%	.97%	.90%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,379,305	$ 1,784,820	$ 1,497,734	$ 3,008,644	$ 2,766,343
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.29	$ 15.14	$ 27.46	$ 31.11	$ 30.69
Income from Investment Operations
Net investment income (loss) C	.17	.18	.18	.25	.19
Net realized and unrealized gain (loss)	3.26	5.18	(11.67)	5.11	3.26
Total from investment operations	3.43	5.36	(11.49)	5.36	3.45
Distributions from net investment income	(.22)	(.21)	(.18)	(.26)	(.32)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.23)	(.21) H	(.83)	(9.01)	(3.03)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.49	$ 20.29	$ 15.14	$ 27.46	$ 31.11
Total Return A,B	16.93%	35.47%	(42.69)%	17.30%	11.43%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.92%	.91%	.90%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.91%	.90%	.91%
Expenses net of all reductions	.88%	.90%	.90%	.89%	.90%
Net investment income (loss)	.81%	1.08%	.82%	.75%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,627,793	$ 7,577,737	$ 6,187,985	$ 9,339,663	$ 6,185,595
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.24	$ 15.10	$ 27.35	$ 31.02	$ 30.61
Income from Investment Operations
Net investment income (loss) C	.17	.18	.18	.25	.19
Net realized and unrealized gain (loss)	3.25	5.17	(11.62)	5.09	3.25
Total from investment operations	3.42	5.35	(11.44)	5.34	3.44
Distributions from net investment income	(.21)	(.20)	(.16)	(.26)	(.32)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.22)	(.21) H	(.81)	(9.01)	(3.03)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 20.24	$ 15.10	$ 27.35	$ 31.02
Total Return A,B	16.94%	35.46%	(42.69)%	17.30%	11.43%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.92%	.91%	.90%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.91%	.90%	.91%
Expenses net of all reductions	.88%	.90%	.90%	.89%	.90%
Net investment income (loss)	.81%	1.08%	.82%	.75%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,942	$ 13,285	$ 13,585	$ 35,606	$ 26,707
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 15.34	$ 27.82	$ 31.41	$ 31.00
Income from Investment Operations
Net investment income (loss) C	.21	.21	.21	.30	.23
Net realized and unrealized gain (loss)	3.30	5.25	(11.83)	5.16	3.30
Total from investment operations	3.51	5.46	(11.62)	5.46	3.53
Distributions from net investment income	(.26)	(.24)	(.21)	(.30)	(.41)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.27)	(.24) H	(.86)	(9.05)	(3.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.80	$ 20.56	$ 15.34	$ 27.82	$ 31.41
Total Return A,B	17.10%	35.66%	(42.60)%	17.47%	11.60%
Ratios to Average Net Assets D,F
Expenses before reductions	.74%	.77%	.75%	.76%	.78%
Expenses net of fee waivers, if any	.73%	.77%	.75%	.76%	.78%
Expenses net of all reductions	.72%	.75%	.74%	.75%	.78%
Net investment income (loss)	.98%	1.23%	.98%	.89%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 570,841	$ 457,476	$ 324,919	$ 532,268	$ 315,995
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, , are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For preferred securities and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,120,736,235
Gross unrealized depreciation	(652,934,809)
Net unrealized appreciation (depreciation)	$ 2,467,801,426
Tax Cost	$ 14,436,111,474

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (4,050,914,844)
Net unrealized appreciation (depreciation)	$ 2,467,847,172

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 180,625,552	$ 196,074,965

Trading (Redemption) Fees. Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$ (328,031)	$ 933,702
Totals (a)	$ (328,031)	$ 933,702

(a) A summary of the value of derivatives by risk exposure as of period end, if any, is included at the end of the Schedule of Investments and is representative of activity for the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(328,031) and a change in net unrealized appreciation (depreciation) of $933,702 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,911,410,312 and $21,884,933,596, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,712,276
Service Class 2	18,246,088
Service Class 2R	28,087
$ 19,986,451

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of 0.1% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 10: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 5,379,310
Service Class	1,282,122
Service Class 2	5,454,438
Service Class 2R	8,366
Investor Class	778,847
$ 12,903,083

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $701,932 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $65,968 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,994,618, including $430 from securities loaned to FCM.

10. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 521,337
Service Class	124,035
Service Class 2	529,085
Service Class 2R	813
Investor Class	35,260
$ 1,210,530

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,400,919 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 82,141,064	$ 89,825,612
Service Class	14,096,830	20,191,848
Service Class 2	71,159,779	76,591,597
Service Class 2R	100,197	133,806
Investor Class	6,111,872	5,150,312
Total	$ 173,609,742	$ 191,893,175
From net realized gain
Initial Class	$ 2,975,123	$ 1,784,525
Service Class	575,173	432,148
Service Class 2	3,224,769	1,851,990
Service Class 2R	4,617	3,263
Investor Class	236,128	109,864
Total	$ 7,015,810	$ 4,181,790

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	11,081,201	14,081,895	$ 237,555,506	$ 237,639,561
Reinvestment of distributions	3,639,831	4,636,839	85,116,187	91,610,137
Shares redeemed	(74,008,339)	(65,265,249)	(1,628,773,596)	(1,075,039,384)
Net increase (decrease)	(59,287,307)	(46,546,515)	$ (1,306,101,903)	$ (745,789,686)
Service Class
Shares sold	4,235,533	6,280,159	$ 89,409,017	$ 104,665,220
Reinvestment of distributions	631,651	1,049,443	14,672,003	20,623,996
Shares redeemed	(33,788,989)	(18,151,640)	(763,918,858)	(296,874,025)
Net increase (decrease)	(28,921,805)	(10,822,038)	$ (659,837,838)	$ (171,584,809)
Service Class 2
Shares sold	29,628,488	57,118,843	$ 621,610,993	$ 927,455,049
Reinvestment of distributions	3,238,949	4,056,980	74,384,548	78,443,587
Shares redeemed	(81,615,457)	(96,296,164)	(1,716,672,110)	(1,585,826,463)
Net increase (decrease)	(48,748,020)	(35,120,341)	$ (1,020,676,569)	$ (579,927,827)
Service Class 2R
Shares sold	104,398	142,133	$ 2,198,967	$ 2,366,097
Reinvestment of distributions	4,580	7,152	104,814	137,069
Shares redeemed	(298,461)	(392,336)	(6,070,211)	(6,296,651)
Net increase (decrease)	(189,483)	(243,051)	$ (3,766,430)	$ (3,793,485)
Investor Class
Shares sold	3,515,764	2,899,284	$ 76,017,353	$ 50,858,034
Reinvestment of distributions	272,002	266,531	6,348,000	5,260,176
Shares redeemed	(2,058,150)	(2,091,088)	(42,962,962)	(32,554,641)
Net increase (decrease)	1,729,616	1,074,727	$ 39,402,391	$ 23,563,569

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0211
1.540131.113

Fidelity® Variable Insurance Products:

Contrafund Portfolio - Service Class 2R

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site a http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund Portfolio - Service Class 2RA	16.94%	3.48%	4.92%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Returns prior to April 24, 2002, are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Service Class 2R on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Robert Stansky, Co-Portfolio Manager and Head of Fidelity's Multi-Manager Group, which manages VIP Contrafund Portfolio: For the year, the fund's share classes outperformed the S&P 500® Index, which returned 15.06%. (For specific portfolio results, please see the performance section of this report.) Security selection among telecommunications was particularly successful, followed by health care, materials and industrials. Detractors included stock picking in energy and utilities, as well as overweighting the semiconductors/semiconductor equipment group within technology. In terms of individual securities, Qwest Communications International, by far the largest position in the telecom sleeve, was the top contributor. A strong free-cash-flow story with one of the highest dividend yields within the S&P 500, Qwest was the best-performing name within the sector. Not owning networking gear maker and index component Cisco Systems was a good call since the stock fell sharply in November after the company reduced its revenue forecast. Similarly, largely avoiding computer and peripherals maker Hewlett-Packard was beneficial, as the stock underperformed due in part to the company's printer business not growing as fast as other parts of the tech hardware marketplace. The fund did not own HP at period end. An outsized stake in flash-memory manufacturer SanDisk added value, as the stock was driven in part by the company's status as a supplier to Apple. Conversely, detractors included an outsized stake in semiconductor-related stocks, including Micron Technology and Inotera Memories, the latter of which was not in the index. Elsewhere, software giant Microsoft struggled amid a competitive environment, and the fund's overweighted stake hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.64%
Actual		$ 1,000.00	$ 1,254.90	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class	.74%
Actual		$ 1,000.00	$ 1,254.70	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Service Class 2.89%
Actual		$ 1,000.00	$ 1,253.90	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Service Class 2R	.89%
Actual		$ 1,000.00	$ 1,254.30	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Investor Class	.72%
Actual		$ 1,000.00	$ 1,254.60	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.58	$ 3.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	2.8
JPMorgan Chase & Co.	2.5	2.1
Procter & Gamble Co.	2.1	1.6
Citigroup, Inc.	1.8	1.5
The Coca-Cola Co.	1.7	1.6
Royal Dutch Shell PLC Class B ADR	1.6	0.7
Wells Fargo & Co.	1.5	1.5
General Electric Co.	1.5	1.5
Microsoft Corp.	1.4	2.4
Qwest Communications International, Inc.	1.3	1.1
	19.9
Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.4
Financials	16.2	15.6
Energy	11.8	10.5
Industrials	11.1	11.4
Health Care	10.4	11.5
Consumer Staples	10.3	10.9
Consumer Discretionary	10.0	9.8
Materials	3.4	3.2
Telecommunication Services	3.3	3.3
Utilities	3.2	3.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks and Equity Futures 99.2%		Stocks and Equity Futures 99.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	16.2%	** Foreign investments	13.7%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.7%
Auto Components - 0.4%
Johnson Controls, Inc.	1,328,000	$ 50,729,600
TRW Automotive Holdings Corp. (a)	347,875	18,333,013
		69,062,613
Automobiles - 0.7%
BYD Co. Ltd. (H Shares) (d)	1,721,000	9,045,076
Ford Motor Co. (a)	5,746,798	96,488,738
General Motors Co.	492,300	18,146,178
		123,679,992
Distributors - 0.2%
Li & Fung Ltd.	3,207,000	18,608,646
Pool Corp.	380,000	8,565,200
		27,173,846
Hotels, Restaurants & Leisure - 1.0%
Bravo Brio Restaurant Group, Inc.	280,057	5,368,693
Darden Restaurants, Inc.	681,998	31,671,987
Marriott International, Inc. Class A	826,261	34,322,882
McDonald's Corp.	385,488	29,590,059
Royal Caribbean Cruises Ltd. (a)(d)	411,700	19,349,900
Starwood Hotels & Resorts Worldwide, Inc.	745,900	45,335,802
		165,639,323
Household Durables - 0.6%
D.R. Horton, Inc.	1,479,200	17,646,856
M.D.C. Holdings, Inc.	483,850	13,920,365
Stanley Black & Decker, Inc.	530,600	35,481,222
Whirlpool Corp.	342,400	30,415,392
		97,463,835
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	346,900	62,442,000
E-Commerce China Dangdang, Inc. ADR	76,800	2,078,976
Expedia, Inc.	1,138,638	28,568,427
Rakuten, Inc.	11,613	9,723,376
		102,812,779
Leisure Equipment & Products - 0.2%
Brunswick Corp.	687,687	12,887,254
Eastman Kodak Co. (a)(d)	3,136,982	16,814,224
		29,701,478
Media - 3.3%
Comcast Corp. Class A	4,589,362	100,828,283
DIRECTV (a)	1,858,600	74,213,898
Legend Pictures Holdings LLC unit (g)	6,611	4,958,250
Liberty Global, Inc. Class A (a)(d)	659,400	23,329,572
Naspers Ltd. Class N	228,000	13,351,336
The Walt Disney Co.	3,279,242	123,004,367
The Weinstein Co. II Holdings, LLC Class A-1 (a)(g)	11,499	4,312,125
Time Warner Cable, Inc.	886,943	58,564,846

	Shares	Value
Time Warner, Inc.	2,476,247	$ 79,660,866
Viacom, Inc. Class B (non-vtg.)	1,658,516	65,693,819
		547,917,362
Multiline Retail - 0.7%
Nordstrom, Inc.	924,909	39,197,643
Target Corp.	1,463,500	88,000,255
		127,197,898
Specialty Retail - 1.8%
Best Buy Co., Inc.	913,622	31,328,098
China ZhengTong Auto Services Holdings Ltd.	4,608,500	4,346,131
Hengdeli Holdings Ltd.	19,448,000	11,584,978
Home Depot, Inc.	3,146,100	110,302,266
Lowe's Companies, Inc.	3,054,000	76,594,320
Sally Beauty Holdings, Inc. (a)	1,270,221	18,456,311
TJX Companies, Inc.	870,940	38,661,027
Urban Outfitters, Inc. (a)	511,600	18,320,396
		309,593,527
Textiles, Apparel & Luxury Goods - 0.2%
LVMH Moet Hennessy - Louis Vuitton	128,034	21,072,437
Trinity Ltd.	8,276,000	8,720,546
		29,792,983
TOTAL CONSUMER DISCRETIONARY		1,630,035,636
CONSUMER STAPLES - 10.3%
Beverages - 3.6%
Anheuser-Busch InBev SA NV	760,664	43,527,932
Coca-Cola Bottling Co. Consolidated	158,818	8,827,104
Coca-Cola FEMSA SAB de CV sponsored ADR	114,747	9,458,595
Coca-Cola Icecek AS	349,005	4,617,486
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	297,770	9,239,803
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,852,846	41,040,539
Diageo PLC sponsored ADR	843,083	62,666,359
Embotelladora Andina SA sponsored ADR	302,136	9,145,657
Molson Coors Brewing Co. Class B	1,119,411	56,183,238
PepsiCo, Inc.	1,013,098	66,185,692
The Coca-Cola Co.	4,346,622	285,877,329
		596,769,734
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	148,918	7,133,172
CVS Caremark Corp.	4,033,568	140,247,159
Fresh Market, Inc.	19,700	811,640
Safeway, Inc.	2,064,089	46,421,362
Susser Holdings Corp. (a)	131,355	1,819,267
United Natural Foods, Inc. (a)	129,581	4,753,031
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	707,002	$ 38,128,618
Walgreen Co.	1,080,778	42,107,111
		281,421,360
Food Products - 1.1%
Archer Daniels Midland Co.	469,619	14,126,140
Bunge Ltd.	417,901	27,380,874
Danone	141,400	8,889,216
Dean Foods Co. (a)	1,279,348	11,309,436
Green Mountain Coffee Roasters, Inc. (a)(d)	730,622	24,008,239
Nestle SA	709,799	41,594,237
Unilever NV unit	1,977,977	62,108,478
Viterra, Inc.	517,300	4,813,541
		194,230,161
Household Products - 2.6%
Colgate-Palmolive Co.	983,929	79,078,374
Procter & Gamble Co.	5,570,244	358,333,797
		437,412,171
Personal Products - 0.2%
Avon Products, Inc.	1,136,499	33,026,661
Tobacco - 1.1%
Altria Group, Inc.	975,598	24,019,223
British American Tobacco PLC sponsored ADR	1,509,468	117,285,664
Philip Morris International, Inc.	717,206	41,978,067
Souza Cruz Industria Comerico	93,900	5,114,411
		188,397,365
TOTAL CONSUMER STAPLES		1,731,257,452
ENERGY - 11.8%
Energy Equipment & Services - 3.4%
Aker Solutions ASA	211,900	3,609,927
Baker Hughes, Inc.	2,612,591	149,361,827
C&J Energy Services, Inc. (a)(e)	482,300	4,823,000
Cameron International Corp. (a)	213,400	10,825,782
Dresser-Rand Group, Inc. (a)	88,200	3,756,438
Ensco International Ltd. ADR	575,401	30,714,905
Halliburton Co.	4,236,132	172,961,270
National Oilwell Varco, Inc.	267,357	17,979,758
Noble Corp.	1,573,200	56,273,364
Ocean Rig UDW, Inc. (a)	134,000	2,369,076
Oceaneering International, Inc. (a)	369,003	27,169,691
Pride International, Inc. (a)	77,827	2,568,291
Saipem SpA	311,652	15,350,444
Schlumberger Ltd.	322,279	26,910,297
TETRA Technologies, Inc. (a)	495,800	5,885,146

	Shares	Value
Transocean Ltd. (a)	596,446	$ 41,458,961
Vantage Drilling Co. (a)	1,094,400	2,221,632
		574,239,809
Oil, Gas & Consumable Fuels - 8.4%
Alpha Natural Resources, Inc. (a)	654,300	39,277,629
Anadarko Petroleum Corp.	642,727	48,950,088
Apache Corp.	884,883	105,504,600
BP PLC	1,010,800	7,455,606
BP PLC sponsored ADR	1,473,933	65,103,621
Buckeye Partners LP (g)	39,530	2,377,611
Chesapeake Energy Corp.	738,060	19,123,135
Chevron Corp.	288,746	26,348,073
Cimarex Energy Co.	257,000	22,752,210
Concho Resources, Inc. (a)	244,261	21,414,362
Concho Resources, Inc. (a)(g)	117,082	10,264,579
CVR Energy, Inc. (a)	194,540	2,953,117
Denbury Resources, Inc. (a)	2,162,187	41,276,150
Devon Energy Corp.	337,200	26,473,572
EXCO Resources, Inc.	136,700	2,654,714
Exxon Mobil Corp.	2,345,633	171,512,685
Falkland Oil & Gas Ltd. (a)	1,325,400	2,140,197
Frontier Oil Corp.	619,878	11,164,003
Heritage Oil PLC	425,712	2,980,151
Holly Corp.	893,186	36,415,193
Imperial Oil Ltd. (d)	139,500	5,676,236
InterOil Corp. (a)(d)	138,200	9,960,074
Marathon Oil Corp.	783,900	29,027,817
Massey Energy Co.	543,896	29,180,020
Murphy Oil Corp.	428,098	31,914,706
Niko Resources Ltd.	50,600	5,235,043
Occidental Petroleum Corp.	1,274,411	125,019,719
Peabody Energy Corp.	168,219	10,762,652
PetroBakken Energy Ltd. Class A (d)	409,300	8,909,960
Petrobank Energy & Resources Ltd. (a)	754,400	19,100,171
Petrominerales Ltd.	463,956	15,426,432
Rodinia Oil Corp.	603,000	1,880,407
Royal Dutch Shell PLC:
Class A sponsored ADR	6,220	415,372
Class B ADR	3,900,962	260,077,137
Southwestern Energy Co. (a)	771,043	28,860,139
Talisman Energy, Inc.	2,396,700	53,158,532
Targa Resources Corp.	254,400	6,820,464
Tesoro Corp.	217,000	4,023,180
Valero Energy Corp.	363,126	8,395,473
Whiting Petroleum Corp. (a)	414,650	48,592,834
Williams Companies, Inc.	1,338,200	33,080,304
		1,401,657,968
TOTAL ENERGY		1,975,897,777
Common Stocks - continued
	Shares	Value
FINANCIALS - 16.2%
Capital Markets - 2.4%
BlackRock, Inc. Class A	401,377	$ 76,494,429
Credit Suisse Group	933,839	37,638,487
E*TRADE Financial Corp. (a)	419,298	6,708,768
Evercore Partners, Inc. Class A	254,300	8,646,200
Icap PLC	549,942	4,590,257
Invesco Ltd.	1,631,107	39,244,434
MF Global Holdings Ltd. (a)	1,768,100	14,781,316
Morgan Stanley	3,594,753	97,813,229
State Street Corp.	2,396,110	111,035,737
		396,952,857
Commercial Banks - 4.5%
Banco do Brasil SA	1,450,200	27,456,409
Banco Macro SA sponsored ADR	192,634	9,670,227
BB&T Corp.	1,004,544	26,409,462
CIT Group, Inc. (a)	157,100	7,399,410
Comerica, Inc.	187,555	7,922,323
FirstMerit Corp.	963,306	19,063,826
Huntington Bancshares, Inc.	8,302,724	57,039,714
M&T Bank Corp.	312,760	27,225,758
PNC Financial Services Group, Inc.	863,598	52,437,671
PT Bank Rakyat Indonesia Tbk	6,595,500	7,686,224
Regions Financial Corp.	6,941,577	48,591,039
Sumitomo Mitsui Financial Group, Inc.	1,577,700	56,180,610
SunTrust Banks, Inc.	1,688,750	49,835,013
Synovus Financial Corp.	4,204,900	11,100,936
U.S. Bancorp, Delaware	3,674,203	99,093,255
Wells Fargo & Co.	8,219,122	254,710,591
		761,822,468
Consumer Finance - 0.5%
Capital One Financial Corp.	1,377,604	58,630,826
Discover Financial Services	1,472,024	27,276,605
Promise Co. Ltd. (d)	752,450	4,326,715
		90,234,146
Diversified Financial Services - 5.0%
African Bank Investments Ltd.	4,214,241	24,649,334
Citigroup, Inc. (a)	64,174,388	303,544,855
ING Groep NV (Certificaten Van Aandelen) unit (a)	1,994,700	19,469,851
IntercontinentalExchange, Inc. (a)	460,104	54,821,392
JPMorgan Chase & Co.	9,854,597	418,032,005
NBH Holdings Corp. Class A (a)(e)	813,800	15,869,100
		836,386,537
Insurance - 2.5%
Aon Corp.	602,596	27,725,442
CNO Financial Group, Inc. (a)	3,320,800	22,515,024
Fairfax Financial Holdings Ltd. (sub. vtg.)	91,200	37,400,870
Genworth Financial, Inc. Class A (a)	1,213,800	15,949,332
Lincoln National Corp.	1,077,312	29,960,047
MetLife, Inc.	3,575,685	158,903,441
Protective Life Corp.	662,800	17,656,992

	Shares	Value
Prudential Financial, Inc.	1,161,340	$ 68,182,271
Unum Group	1,457,700	35,305,494
		413,598,913
Real Estate Investment Trusts - 0.8%
ProLogis Trust	4,593,114	66,324,566
The Macerich Co.	643,599	30,487,285
U-Store-It Trust	1,241,147	11,828,131
Weyerhaeuser Co.	1,217,709	23,051,231
		131,691,213
Real Estate Management & Development - 0.4%
Ayala Land, Inc.	21,946,000	8,276,576
BR Malls Participacoes SA	2,574,600	26,528,673
Indiabulls Real Estate Ltd. (a)	5,657,337	17,618,880
PT Lippo Karawaci Tbk	159,208,750	12,015,777
		64,439,906
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)	2,593,110	24,738,269
TOTAL FINANCIALS		2,719,864,309
HEALTH CARE - 10.4%
Biotechnology - 1.6%
Amgen, Inc. (a)	728,949	40,019,300
AVEO Pharmaceuticals, Inc.	518,044	7,573,803
AVEO Pharmaceuticals, Inc. (g)	107,096	1,565,744
Biogen Idec, Inc. (a)	899,103	60,284,856
BioMarin Pharmaceutical, Inc. (a)	900,917	24,261,695
Exelixis, Inc. (a)	1,088,719	8,938,383
Genzyme Corp. (a)	654,284	46,585,021
Gilead Sciences, Inc. (a)	2,164,184	78,430,028
Human Genome Sciences, Inc. (a)	269,827	6,446,167
		274,104,997
Health Care Equipment & Supplies - 1.8%
American Medical Systems Holdings, Inc. (a)	533,700	10,065,582
Boston Scientific Corp. (a)	4,357,239	32,984,299
C. R. Bard, Inc.	389,520	35,746,250
Cooper Companies, Inc.	83,580	4,708,897
Covidien PLC	1,569,508	71,663,735
Edwards Lifesciences Corp. (a)	777,472	62,850,836
Mako Surgical Corp. (a)	1,154,193	17,566,817
Masimo Corp.	416,279	12,101,231
Quidel Corp. (a)	1,322,504	19,110,183
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	3,516,000	9,974,628
William Demant Holding AS (a)	320,174	23,659,592
		300,432,050
Health Care Providers & Services - 2.6%
CIGNA Corp.	1,056,639	38,736,386
Diagnosticos da America SA	1,003,000	13,598,566
Express Scripts, Inc. (a)	713,923	38,587,538
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Fresenius Medical Care AG & Co. KGaA	116,698	$ 6,744,970
Henry Schein, Inc. (a)	940,100	57,712,739
McKesson Corp.	1,192,617	83,936,384
Medco Health Solutions, Inc. (a)	1,658,128	101,593,503
UnitedHealth Group, Inc.	2,417,405	87,292,495
		428,202,581
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	1,995,561	82,676,092
Charles River Laboratories International, Inc. (a)	446,856	15,881,262
Covance, Inc. (a)	502,900	25,854,089
Fluidigm Corp. warrants 8/25/19 (a)	8,933	826
Illumina, Inc. (a)	690,454	43,733,356
Lonza Group AG	103,551	8,306,912
QIAGEN NV (a)	714,094	13,960,538
		190,413,075
Pharmaceuticals - 3.3%
Allergan, Inc.	561,139	38,533,415
Genomma Lab Internacional SA de CV (a)	3,866,100	9,260,870
Johnson & Johnson	1,000,854	61,902,820
Lupin Ltd.	925,412	9,985,239
Merck & Co., Inc.	5,496,248	198,084,778
Novo Nordisk AS Series B	344,375	38,817,288
Pfizer, Inc.	6,021,955	105,444,432
Shire PLC sponsored ADR	573,900	41,538,882
Valeant Pharmaceuticals International, Inc.	1,817,773	51,545,794
		555,113,518
TOTAL HEALTH CARE		1,748,266,221
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.3%
Goodrich Corp.	820,356	72,248,753
Precision Castparts Corp.	602,198	83,831,984
The Boeing Co.	1,465,477	95,637,029
United Technologies Corp.	1,722,109	135,564,420
		387,282,186
Airlines - 0.1%
Southwest Airlines Co.	908,655	11,794,342
Building Products - 0.4%
Armstrong World Industries, Inc.	342,008	14,706,344
Lennox International, Inc.	693,325	32,787,339
Owens Corning (a)	616,901	19,216,466
		66,710,149

	Shares	Value
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	1,095,395	$ 32,708,495
Stericycle, Inc. (a)	455,416	36,852,263
		69,560,758
Construction & Engineering - 0.4%
Fluor Corp.	633,650	41,985,649
Foster Wheeler AG (a)	738,700	25,499,924
		67,485,573
Electrical Equipment - 1.4%
Acuity Brands, Inc.	338,037	19,494,594
Cooper Industries PLC Class A	819,675	47,778,856
Emerson Electric Co.	1,750,786	100,092,436
GrafTech International Ltd. (a)	540,156	10,716,695
Regal-Beloit Corp.	815,326	54,431,164
		232,513,745
Industrial Conglomerates - 1.8%
General Electric Co.	13,592,329	248,603,697
Textron, Inc.	2,198,990	51,984,124
		300,587,821
Machinery - 3.1%
Caterpillar, Inc.	1,570,523	147,095,184
Charter International PLC	726,953	9,577,945
Cummins, Inc.	886,986	97,577,330
Danaher Corp.	1,834,642	86,540,063
Dover Corp.	506,600	29,610,770
Ingersoll-Rand Co. Ltd.	968,600	45,611,374
Komatsu Ltd.	884,000	26,743,680
Navistar International Corp. (a)	830,623	48,101,378
NSK Ltd.	1,046,000	9,453,475
Pall Corp.	191,600	9,499,528
Vallourec SA	80,598	8,469,899
		518,280,626
Road & Rail - 1.2%
CSX Corp.	1,385,330	89,506,171
Union Pacific Corp.	1,270,604	117,734,167
		207,240,338
TOTAL INDUSTRIALS		1,861,455,538
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 1.0%
Aruba Networks, Inc. (a)(d)	1,483,452	30,974,478
Ciena Corp. (a)(d)	2,268,630	47,754,662
Meru Networks, Inc. (a)(d)	574,625	8,860,718
QUALCOMM, Inc.	1,555,407	76,977,092
ViaSat, Inc. (a)	231,254	10,269,990
		174,836,940
Computers & Peripherals - 5.4%
Apple, Inc. (a)	2,323,883	749,591,694
Imagination Technologies Group PLC (a)	1,711,806	9,630,451
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NetApp, Inc. (a)	1,442,512	$ 79,280,460
SanDisk Corp. (a)	1,140,855	56,883,030
		895,385,635
Electronic Equipment & Components - 0.5%
HLS Systems International Ltd. (a)	1,050,441	15,924,686
TPK Holdings Co.	1,503,000	34,522,111
Wintek Corp. (a)	22,150,000	38,043,023
		88,489,820
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	1,149,680	54,092,444
eBay, Inc. (a)	828,200	23,048,806
Google, Inc. Class A (a)	845	501,905
Mail.ru Group Ltd. GDR unit (a)(e)	37,000	1,332,000
Monster Worldwide, Inc. (a)	1,295,776	30,619,187
WebMD Health Corp. (a)	1,709,799	87,302,337
		196,896,679
IT Services - 0.8%
Cognizant Technology Solutions Corp. Class A (a)	544,200	39,884,418
Paychex, Inc.	733,039	22,658,235
Visa, Inc. Class A	950,286	66,881,129
		129,423,782
Office Electronics - 0.1%
Xerox Corp.	1,851,178	21,325,571
Semiconductors & Semiconductor Equipment - 7.6%
Amkor Technology, Inc. (a)	1,126,474	8,324,643
Analog Devices, Inc.	3,201,160	120,587,697
Applied Materials, Inc.	11,199,293	157,350,067
Applied Micro Circuits Corp. (a)	1,274,195	13,608,403
ARM Holdings PLC sponsored ADR (d)	2,668,101	55,363,096
ASML Holding NV	4,791,101	183,690,812
ATMI, Inc. (a)	1,448,673	28,886,540
Broadcom Corp. Class A	2,549,814	111,044,400
Cymer, Inc. (a)	250,000	11,267,500
Inotera Memories, Inc. (a)	53,040,698	25,365,709
Intersil Corp. Class A	2,687,074	41,031,620
KLA-Tencor Corp.	458,077	17,700,095
Lam Research Corp. (a)	3,242,145	167,878,268
Marvell Technology Group Ltd. (a)	474,354	8,799,267
Micron Technology, Inc. (a)	22,817,702	182,997,970
Nanya Technology Corp. (a)	22,607,159	12,593,978
NVIDIA Corp. (a)	130,001	2,002,015
Photronics, Inc. (a)	533,948	3,155,633
Powertech Technology, Inc.	4,596,000	15,283,236
Samsung Electronics Co. Ltd.	76,588	64,822,325

	Shares	Value
Skyworks Solutions, Inc. (a)	129,288	$ 3,701,515
Varian Semiconductor Equipment Associates, Inc. (a)	1,099,442	40,646,371
		1,276,101,160
Software - 2.2%
CA, Inc.	290,774	7,106,517
Check Point Software Technologies Ltd. (a)	1,403,888	64,943,859
Microsoft Corp.	8,152,951	227,630,392
Nuance Communications, Inc. (a)	870,133	15,819,018
Oracle Corp.	100,290	3,139,077
Red Hat, Inc. (a)	774,606	35,360,764
Taleo Corp. Class A (a)	242,138	6,695,116
		360,694,743
TOTAL INFORMATION TECHNOLOGY		3,143,154,330
MATERIALS - 3.4%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	362,069	32,930,176
Airgas, Inc.	23,600	1,474,056
Albemarle Corp.	252,467	14,082,609
Celanese Corp. Class A	252,758	10,406,047
CF Industries Holdings, Inc.	202,942	27,427,611
Clariant AG (Reg.) (a)	822,135	16,666,207
Dow Chemical Co.	1,744,299	59,550,368
LyondellBasell Industries NV Class A (a)	720,461	24,783,858
Monsanto Co.	609,238	42,427,334
Praxair, Inc.	471,074	44,973,435
Solutia, Inc. (a)	1,129,100	26,059,628
The Mosaic Co.	299,000	22,831,640
Wacker Chemie AG	60,982	10,648,201
		334,261,170
Construction Materials - 0.0%
HeidelbergCement AG	117,134	7,344,923
Containers & Packaging - 0.2%
Ball Corp.	360,667	24,543,389
Metals & Mining - 1.2%
Anglo American PLC (United Kingdom)	347,400	18,078,280
AngloGold Ashanti Ltd. sponsored ADR	995,127	48,990,102
ArcelorMittal SA Class A unit (d)	86,700	3,305,871
Carpenter Technology Corp.	322,880	12,992,691
Freeport-McMoRan Copper & Gold, Inc.	687,400	82,549,866
MacArthur Coal Ltd.	206,793	2,704,389
Pan American Silver Corp.	92,600	3,816,047
POSCO	4,022	1,739,078
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	425,700	$ 21,753,270
Walter Energy, Inc.	86,973	11,118,628
		207,048,222
TOTAL MATERIALS		573,197,704
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.2%
Qwest Communications International, Inc.	27,500,952	209,282,245
Telefonica SA sponsored ADR	94,758	6,483,342
Verizon Communications, Inc.	4,026,013	144,050,745
		359,816,332
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	2,254,263	116,410,141
Clearwire Corp. Class A (a)(d)	5,717,958	29,447,484
MetroPCS Communications, Inc. (a)	773,352	9,767,436
Vodafone Group PLC	8,101,600	21,282,291
Vodafone Group PLC sponsored ADR	242,500	6,409,275
		183,316,627
TOTAL TELECOMMUNICATION SERVICES		543,132,959
UTILITIES - 3.2%
Electric Utilities - 1.6%
Edison International	1,422,804	54,920,234
NextEra Energy, Inc.	2,469,214	128,374,436
PPL Corp.	2,488,693	65,502,400
Southern Co.	399,300	15,265,239
		264,062,309
Gas Utilities - 0.1%
ONEOK, Inc.	222,173	12,323,936
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	1,213,744	14,783,402
Multi-Utilities - 1.4%
National Grid PLC	1,687,900	14,598,841
NiSource, Inc.	1,339,400	23,600,228
PG&E Corp.	1,487,909	71,181,567
Public Service Enterprise Group, Inc.	1,499,269	47,691,747
Sempra Energy	1,518,315	79,681,171
Veolia Environnement	185,365	5,428,693
		242,182,247
TOTAL UTILITIES		533,351,894
TOTAL COMMON STOCKS (Cost $13,749,513,259)		16,459,613,820
Preferred Stocks - 0.3%
	Shares	Value
Convertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	412,471	$ 2,887,297
Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Porsche Automobil Holding SE	235,768	18,806,133
Volkswagen AG	164,786	26,746,712
		45,552,845
TOTAL PREFERRED STOCKS (Cost $36,855,234)		48,440,142
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.14% 1/13/11 to 3/3/11 (f) (Cost $12,798,085)	$ 12,800,000	12,798,593
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	256,183,450	256,183,450
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	126,876,895	126,876,895
TOTAL MONEY MARKET FUNDS (Cost $383,060,345)		383,060,345
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $14,182,226,923)		16,903,912,900
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(154,907,483)
NET ASSETS - 100%		$ 16,749,005,417
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,870 CME E-mini S&P 500 Index Contracts	March 2011	$ 117,155,500	$ 1,594,979

The face value of futures purchased as a percentage of net assets is 0.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 22,024,100 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,898,523.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,478,308 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AVEO Pharmaceuticals, Inc.	10/28/10	$ 1,445,796
Buckeye Partners LP	12/20/10	$ 2,387,612
Concho Resources, Inc.	7/20/10	$ 5,303,815
Legend Pictures Holdings LLC unit	9/23/10	$ 4,958,250
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 636,061
Fidelity Securities Lending Cash Central Fund	1,994,618
Total	$ 2,630,679
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ATMI, Inc.	$ 31,994,169	$ 4,437,195	$ 7,670,141	$ -	$ -
Brooks Automation, Inc.	29,493,235	-	26,169,946	-	-
Sycamore Networks, Inc.	31,844,550	-	28,017,008	-	-
Total	$ 93,331,954	$ 4,437,195	$ 61,857,095	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,675,588,481	$ 1,666,318,106	$ -	$ 9,270,375
Consumer Staples	1,731,257,452	1,731,257,452	-	-
Energy	1,975,897,777	1,961,241,560	14,656,217	-
Financials	2,719,864,309	2,646,886,871	57,108,338	15,869,100
Health Care	1,751,153,518	1,709,448,107	38,817,288	2,888,123
Industrials	1,861,455,538	1,861,455,538	-	-
Information Technology	3,143,154,330	3,143,154,330	-	-
Materials	573,197,704	571,458,626	1,739,078	-
Telecommunication Services	543,132,959	521,850,668	21,282,291	-
Utilities	533,351,894	513,324,360	20,027,534	-
U.S. Government and Government Agency Obligations	12,798,593	-	12,798,593	-
Money Market Funds	383,060,345	383,060,345	-	-
Total Investments in Securities:	$ 16,903,912,900	$ 16,709,455,963	$ 166,429,339	$ 28,027,598
Derivative Instruments:
Assets
Futures Contracts	$ 1,594,979	$ 1,594,979	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 23,678,872
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(609,524)
Cost of Purchases	4,958,250
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 28,027,598
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ (609,524)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,594,979	$ -
Total Value of Derivatives	$ 1,594,979	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
United Kingdom	4.0%
Netherlands	1.8%
Switzerland	1.3%
Canada	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $4,050,914,844 of which $1,715,915,916 and $2,334,998,928 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $122,984,578) - See accompanying schedule: Unaffiliated issuers (cost $13,799,166,578)	$ 16,520,852,555
Fidelity Central Funds (cost $383,060,345)	383,060,345
Total Investments (cost $14,182,226,923)		$ 16,903,912,900
Cash		90,964
Foreign currency held at value (cost $265,267)		265,571
Receivable for investments sold		52,010,259
Receivable for fund shares sold		3,728,501
Dividends receivable		15,926,606
Distributions receivable from Fidelity Central Funds		128,114
Prepaid expenses		50,044
Other receivables		961,705
Total assets		16,977,074,664

Liabilities
Payable for investments purchased	$ 63,199,700
Payable for fund shares redeemed	26,509,840
Accrued management fee	7,909,915
Distribution and service plan fees payable	1,718,072
Payable for daily variation on futures contracts	140,250
Other affiliated payables	1,105,870
Other payables and accrued expenses	608,705
Collateral on securities loaned, at value	126,876,895
Total liabilities		228,069,247

Net Assets		$ 16,749,005,417
Net Assets consist of:
Paid in capital		$ 18,343,044,401
Distributions in excess of net investment income		(10,971,317)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,306,394,373)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,723,326,706
Net Assets		$ 16,749,005,417

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($7,160,124,602 ÷ 299,793,788 shares)	$ 23.88

Service Class: Net Asset Value, offering price and redemption price per share ($1,379,304,556 ÷ 57,937,425 shares)	$ 23.81

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,627,793,170 ÷ 324,741,004 shares)	$ 23.49

Service Class 2R: Net Asset Value, offering price and redemption price per share ($10,942,477 ÷ 466,894 shares)	$ 23.44

Investor Class: Net Asset Value, offering price and redemption price per share ($570,840,612 ÷ 23,982,076 shares)	$ 23.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 279,953,565
Interest		14,369
Income from Fidelity Central Funds		2,630,679
Total income		282,598,613

Expenses
Management fee	$ 93,327,654
Transfer agent fees	12,903,083
Distribution and service plan fees	19,986,451
Accounting and security lending fees	1,619,928
Custodian fees and expenses	1,040,715
Independent trustees' compensation	96,042
Appreciation in deferred trustee compensation account	17
Audit	115,699
Legal	85,482
Miscellaneous	226,221
Total expenses before reductions	129,401,292
Expense reductions	(3,611,449)	125,789,843
Net investment income (loss)		156,808,770
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,240,392,304
Other affiliated issuers	(25,489,001)
Foreign currency transactions	(1,513,030)
Futures contracts	(328,031)
Total net realized gain (loss)		1,213,062,242
Change in net unrealized appreciation (depreciation) on: Investment securities	1,271,229,019
Assets and liabilities in foreign currencies	30,628
Futures contracts	933,702
Total change in net unrealized appreciation (depreciation)		1,272,193,349
Net gain (loss)		2,485,255,591
Net increase (decrease) in net assets resulting from operations		$ 2,642,064,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 156,808,770	$ 182,048,095
Net realized gain (loss)	1,213,062,242	(1,211,829,520)
Change in net unrealized appreciation (depreciation)	1,272,193,349	5,676,838,088
Net increase (decrease) in net assets resulting from operations	2,642,064,361	4,647,056,663
Distributions to shareholders from net investment income	(173,609,742)	(191,893,175)
Distributions to shareholders from net realized gain	(7,015,810)	(4,181,790)
Total distributions	(180,625,552)	(196,074,965)
Share transactions - net increase (decrease)	(2,950,980,349)	(1,477,532,238)
Redemption fees	1,677	784
Total increase (decrease) in net assets	(489,539,863)	2,973,450,244

Net Assets
Beginning of period	17,238,545,280	14,265,095,036
End of period (including distributions in excess of net investment income of $10,971,317 and undistributed net investment income of $4,097,167, respectively)	$ 16,749,005,417	$ 17,238,545,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.62	$ 15.39	$ 27.90	$ 31.47	$ 31.03
Income from Investment Operations
Net investment income (loss) C	.23	.23	.24	.34	.27
Net realized and unrealized gain (loss)	3.31	5.26	(11.87)	5.17	3.30
Total from investment operations	3.54	5.49	(11.63)	5.51	3.57
Distributions from net investment income	(.27)	(.25)	(.23)	(.33)	(.42)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.28)	(.26) H	(.88)	(9.08)	(3.13)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.88	$ 20.62	$ 15.39	$ 27.90	$ 31.47
Total Return A,B	17.22%	35.71%	(42.51)%	17.59%	11.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.65%	.67%	.66%	.65%	.66%
Expenses net of fee waivers, if any	.65%	.67%	.66%	.65%	.66%
Expenses net of all reductions	.63%	.65%	.65%	.64%	.65%
Net investment income (loss)	1.06%	1.33%	1.07%	1.00%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,160,125	$ 7,405,228	$ 6,240,871	$ 12,371,009	$ 11,595,588
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.55	$ 15.33	$ 27.80	$ 31.38	$ 30.93
Income from Investment Operations
Net investment income (loss) C	.20	.21	.21	.30	.24
Net realized and unrealized gain (loss)	3.31	5.25	(11.83)	5.16	3.28
Total from investment operations	3.51	5.46	(11.62)	5.46	3.52
Distributions from net investment income	(.24)	(.23)	(.20)	(.29)	(.36)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.25)	(.24) H	(.85)	(9.04)	(3.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.81	$ 20.55	$ 15.33	$ 27.80	$ 31.38
Total Return A,B	17.11%	35.66%	(42.61)%	17.51%	11.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.75%	.77%	.76%	.75%	.76%
Expenses net of fee waivers, if any	.75%	.77%	.76%	.75%	.76%
Expenses net of all reductions	.73%	.75%	.75%	.74%	.75%
Net investment income (loss)	.96%	1.23%	.97%	.90%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,379,305	$ 1,784,820	$ 1,497,734	$ 3,008,644	$ 2,766,343
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.29	$ 15.14	$ 27.46	$ 31.11	$ 30.69
Income from Investment Operations
Net investment income (loss) C	.17	.18	.18	.25	.19
Net realized and unrealized gain (loss)	3.26	5.18	(11.67)	5.11	3.26
Total from investment operations	3.43	5.36	(11.49)	5.36	3.45
Distributions from net investment income	(.22)	(.21)	(.18)	(.26)	(.32)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.23)	(.21) H	(.83)	(9.01)	(3.03)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.49	$ 20.29	$ 15.14	$ 27.46	$ 31.11
Total Return A,B	16.93%	35.47%	(42.69)%	17.30%	11.43%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.92%	.91%	.90%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.91%	.90%	.91%
Expenses net of all reductions	.88%	.90%	.90%	.89%	.90%
Net investment income (loss)	.81%	1.08%	.82%	.75%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,627,793	$ 7,577,737	$ 6,187,985	$ 9,339,663	$ 6,185,595
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.24	$ 15.10	$ 27.35	$ 31.02	$ 30.61
Income from Investment Operations
Net investment income (loss) C	.17	.18	.18	.25	.19
Net realized and unrealized gain (loss)	3.25	5.17	(11.62)	5.09	3.25
Total from investment operations	3.42	5.35	(11.44)	5.34	3.44
Distributions from net investment income	(.21)	(.20)	(.16)	(.26)	(.32)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.22)	(.21) H	(.81)	(9.01)	(3.03)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 20.24	$ 15.10	$ 27.35	$ 31.02
Total Return A,B	16.94%	35.46%	(42.69)%	17.30%	11.43%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.92%	.91%	.90%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.91%	.90%	.91%
Expenses net of all reductions	.88%	.90%	.90%	.89%	.90%
Net investment income (loss)	.81%	1.08%	.82%	.75%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,942	$ 13,285	$ 13,585	$ 35,606	$ 26,707
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 15.34	$ 27.82	$ 31.41	$ 31.00
Income from Investment Operations
Net investment income (loss) C	.21	.21	.21	.30	.23
Net realized and unrealized gain (loss)	3.30	5.25	(11.83)	5.16	3.30
Total from investment operations	3.51	5.46	(11.62)	5.46	3.53
Distributions from net investment income	(.26)	(.24)	(.21)	(.30)	(.41)
Distributions from net realized gain	(.01)	(.01)	(.65)	(8.75)	(2.71)
Total distributions	(.27)	(.24) H	(.86)	(9.05)	(3.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.80	$ 20.56	$ 15.34	$ 27.82	$ 31.41
Total Return A,B	17.10%	35.66%	(42.60)%	17.47%	11.60%
Ratios to Average Net Assets D,F
Expenses before reductions	.74%	.77%	.75%	.76%	.78%
Expenses net of fee waivers, if any	.73%	.77%	.75%	.76%	.78%
Expenses net of all reductions	.72%	.75%	.74%	.75%	.78%
Net investment income (loss)	.98%	1.23%	.98%	.89%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 570,841	$ 457,476	$ 324,919	$ 532,268	$ 315,995
Portfolio turnover rate E	117%	145%	172%	134%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, , are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For preferred securities and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,120,736,235
Gross unrealized depreciation	(652,934,809)
Net unrealized appreciation (depreciation)	$ 2,467,801,426
Tax Cost	$ 14,436,111,474

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (4,050,914,844)
Net unrealized appreciation (depreciation)	$ 2,467,847,172

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 180,625,552	$ 196,074,965

Trading (Redemption) Fees. Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$ (328,031)	$ 933,702
Totals (a)	$ (328,031)	$ 933,702

(a) A summary of the value of derivatives by risk exposure as of period end, if any, is included at the end of the Schedule of Investments and is representative of activity for the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(328,031) and a change in net unrealized appreciation (depreciation) of $933,702 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,911,410,312 and $21,884,933,596, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,712,276
Service Class 2	18,246,088
Service Class 2R	28,087
$ 19,986,451

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of 0.1% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 10: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 5,379,310
Service Class	1,282,122
Service Class 2	5,454,438
Service Class 2R	8,366
Investor Class	778,847
$ 12,903,083

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $701,932 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $65,968 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,994,618, including $430 from securities loaned to FCM.

10. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 521,337
Service Class	124,035
Service Class 2	529,085
Service Class 2R	813
Investor Class	35,260
$ 1,210,530

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,400,919 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 82,141,064	$ 89,825,612
Service Class	14,096,830	20,191,848
Service Class 2	71,159,779	76,591,597
Service Class 2R	100,197	133,806
Investor Class	6,111,872	5,150,312
Total	$ 173,609,742	$ 191,893,175
From net realized gain
Initial Class	$ 2,975,123	$ 1,784,525
Service Class	575,173	432,148
Service Class 2	3,224,769	1,851,990
Service Class 2R	4,617	3,263
Investor Class	236,128	109,864
Total	$ 7,015,810	$ 4,181,790

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	11,081,201	14,081,895	$ 237,555,506	$ 237,639,561
Reinvestment of distributions	3,639,831	4,636,839	85,116,187	91,610,137
Shares redeemed	(74,008,339)	(65,265,249)	(1,628,773,596)	(1,075,039,384)
Net increase (decrease)	(59,287,307)	(46,546,515)	$ (1,306,101,903)	$ (745,789,686)
Service Class
Shares sold	4,235,533	6,280,159	$ 89,409,017	$ 104,665,220
Reinvestment of distributions	631,651	1,049,443	14,672,003	20,623,996
Shares redeemed	(33,788,989)	(18,151,640)	(763,918,858)	(296,874,025)
Net increase (decrease)	(28,921,805)	(10,822,038)	$ (659,837,838)	$ (171,584,809)
Service Class 2
Shares sold	29,628,488	57,118,843	$ 621,610,993	$ 927,455,049
Reinvestment of distributions	3,238,949	4,056,980	74,384,548	78,443,587
Shares redeemed	(81,615,457)	(96,296,164)	(1,716,672,110)	(1,585,826,463)
Net increase (decrease)	(48,748,020)	(35,120,341)	$ (1,020,676,569)	$ (579,927,827)
Service Class 2R
Shares sold	104,398	142,133	$ 2,198,967	$ 2,366,097
Reinvestment of distributions	4,580	7,152	104,814	137,069
Shares redeemed	(298,461)	(392,336)	(6,070,211)	(6,296,651)
Net increase (decrease)	(189,483)	(243,051)	$ (3,766,430)	$ (3,793,485)
Investor Class
Shares sold	3,515,764	2,899,284	$ 76,017,353	$ 50,858,034
Reinvestment of distributions	272,002	266,531	6,348,000	5,260,176
Shares redeemed	(2,058,150)	(2,091,088)	(42,962,962)	(32,554,641)
Net increase (decrease)	1,729,616	1,074,727	$ 39,402,391	$ 23,563,569

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Ltd.

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0211
1.811844.106

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Life of fund A
VIP Disciplined Small Cap Portfolio - Initial Class	25.54%	2.97%	2.84%
VIP Disciplined Small Cap Portfolio - Service Class	25.35%	2.85%	2.72%
VIP Disciplined Small Cap Portfolio - Service Class 2	25.07%	2.68%	2.55%
VIP Disciplined Small Cap Portfolio - Investor Class	25.44%	2.86%	2.72%

A From December 27, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Jeffrey Adams, who oversees VIP Disciplined Small Cap Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year, the fund's share classes lagged the Russell 2000® Index, which gained 26.85%. Compared with the Russell index, stock selection in industrials was disappointing. We also encountered challenges in the health care equipment/services and technology hardware/equipment industries. Good results, however, from picks in semiconductors, financials and pockets of consumer discretionary helped counter that impact. (For specific portfolio results, please refer to the performance section of this report.) Amedisys, a provider of home-nursing services, was the fund's biggest individual detractor. Its stock price dropped sharply in July after the company forecasted worse-than-expected quarterly earnings. Disappointing financial results also hurt Net 1 UEPS Technologies, a maker of "smart card" alternate payment systems for people in developing economies. Holding company M&F Worldwide and biopharmaceutical firm Medivation also weighed on performance. Underweighting Riverbed Technologies, a maker of network communications products, also hurt the fund, as its shares more than tripled during the year. On the positive side, overweighting seismic-data equipment company OYO Geospace contributed the most, as its shares rose steadily throughout 2010. Chipmaker Lattice Semiconductor also enjoyed good results. Other notable contributors included Complete Production Services, an oil and gas services company, and an out-of-benchmark position in drugmaker Valeant Pharmaceuticals International, which merged with Canadian biotechnology firm Biovail during the year. Valeant, along with several other stocks I've mentioned, were sold from the portfolio by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.93%
Actual		$ 1,000.00	$ 1,290.00	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class	1.02%
Actual		$ 1,000.00	$ 1,288.00	$ 5.88
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Service Class 2	1.25%
Actual		$ 1,000.00	$ 1,286.60	$ 7.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Investor Class	1.01%
Actual		$ 1,000.00	$ 1,289.00	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Complete Production Services, Inc.	0.7	0.5
VeriFone Systems, Inc.	0.7	0.3
RF Micro Devices, Inc.	0.6	0.3
OYO Geospace Corp.	0.6	0.4
InterDigital, Inc.	0.6	0.5
TIBCO Software, Inc.	0.6	0.2
Jo-Ann Stores, Inc.	0.6	0.6
MFA Financial, Inc.	0.6	0.1
Skyworks Solutions, Inc.	0.6	0.8
Rent-A-Center, Inc.	0.6	0.5
	6.2
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.0	18.0
Financials	15.3	17.9
Industrials	13.5	13.7
Consumer Discretionary	10.7	12.9
Health Care	8.2	12.1
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks and Equity Futures 99.0%		Stocks and Equity Futures 100.1%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets† (0.1)%
* Foreign investments	2.9%	** Foreign investments	1.6%

† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value
CONSUMER DISCRETIONARY - 10.7%
Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (a)	13,821	$ 177,738
Amerigon, Inc. (a)	2,477	26,950
Cooper Tire & Rubber Co.	12,543	295,764
Dana Holding Corp. (a)	14,361	247,153
Fuel Systems Solutions, Inc. (a)	7,548	221,760
Superior Industries International, Inc.	4,133	87,702
		1,057,067
Diversified Consumer Services - 0.4%
Mac-Gray Corp.	1,766	26,402
Pre-Paid Legal Services, Inc. (a)	3,373	203,223
Sotheby's Class A (ltd. vtg.)	1,335	60,075
		289,700
Hotels, Restaurants & Leisure - 1.7%
AFC Enterprises, Inc. (a)	5,500	76,450
Cracker Barrel Old Country Store, Inc.	5,982	327,634
DineEquity, Inc. (a)	6,124	302,403
Domino's Pizza, Inc. (a)	21,000	334,950
Ruth's Hospitality Group, Inc. (a)	14,661	67,880
Shuffle Master, Inc. (a)	10,388	118,943
		1,228,260
Household Durables - 1.8%
American Greetings Corp. Class A	9,562	211,894
Blyth, Inc.	4,748	163,711
iRobot Corp. (a)	10,221	254,298
Libbey, Inc. (a)	9,736	150,616
Standard Pacific Corp. (a)	43,304	199,198
Tempur-Pedic International, Inc. (a)	4,322	173,139
Tupperware Brands Corp.	2,959	141,056
		1,293,912
Internet & Catalog Retail - 0.2%
Shutterfly, Inc. (a)	4,049	141,836
Leisure Equipment & Products - 0.7%
Arctic Cat, Inc. (a)	11,576	169,473
Polaris Industries, Inc.	4,394	342,820
		512,293
Media - 0.9%
Cinemark Holdings, Inc.	4,158	71,684
Global Sources Ltd. (a)(d)	32,706	311,361
Journal Communications, Inc. Class A (a)	8,663	43,748
Valassis Communications, Inc. (a)	7,530	243,596
		670,389
Specialty Retail - 2.1%
Finish Line, Inc. Class A	15,085	259,311
Jo-Ann Stores, Inc. (a)	7,149	430,513
Rent-A-Center, Inc.	12,669	408,955
The Cato Corp. Class A (sub. vtg.)	8,535	233,944
Tractor Supply Co.	3,455	167,533
		1,500,256

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.4%
Crocs, Inc. (a)	8,260	$ 141,411
Fossil, Inc. (a)	3,718	262,045
Liz Claiborne, Inc. (a)(d)	20,381	145,928
Maidenform Brands, Inc. (a)	6,990	166,152
Movado Group, Inc. (a)	6,271	101,214
Warnaco Group, Inc. (a)	2,148	118,290
Wolverine World Wide, Inc.	3,596	114,640
		1,049,680
TOTAL CONSUMER DISCRETIONARY		7,743,393
CONSUMER STAPLES - 3.1%
Beverages - 0.1%
MGP Ingredients, Inc.	4,707	51,965
National Beverage Corp.	1,683	22,115
		74,080
Food & Staples Retailing - 1.4%
Andersons, Inc.	5,667	205,995
Casey's General Stores, Inc.	5,141	218,544
Nash-Finch Co.	6,689	284,349
PriceSmart, Inc.	9,025	343,221
		1,052,109
Food Products - 0.4%
TreeHouse Foods, Inc. (a)(d)	5,644	288,352
Personal Products - 1.0%
Elizabeth Arden, Inc. (a)	5,103	117,420
Inter Parfums, Inc.	7,589	143,053
Nu Skin Enterprises, Inc. Class A	12,421	375,859
USANA Health Sciences, Inc. (a)	1,579	68,608
		704,940
Tobacco - 0.2%
Universal Corp.	2,945	119,862
TOTAL CONSUMER STAPLES		2,239,343
ENERGY - 7.7%
Energy Equipment & Services - 4.2%
Cal Dive International, Inc. (a)	20,654	117,108
Carbo Ceramics, Inc.	393	40,691
Complete Production Services, Inc. (a)	17,394	513,993
Dril-Quip, Inc. (a)	4,601	357,590
Gulf Island Fabrication, Inc.	9,670	272,501
Hercules Offshore, Inc. (a)	110,953	383,897
ION Geophysical Corp. (a)(d)	47,187	400,146
Newpark Resources, Inc. (a)	40,932	252,141
OYO Geospace Corp. (a)	4,715	467,304
Pioneer Drilling Co. (a)	5,531	48,728
Tesco Corp. (a)	10,239	162,595
		3,016,694
Oil, Gas & Consumable Fuels - 3.5%
Bill Barrett Corp. (a)	6,692	275,242
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cloud Peak Energy, Inc. (a)	15,461	$ 359,159
Contango Oil & Gas Co. (a)	3,719	215,442
CVR Energy, Inc. (a)	20,155	305,953
DHT Holdings, Inc.	30,321	140,993
Petroquest Energy, Inc. (a)(d)	39,833	299,942
Ship Finance International Ltd. (NY Shares)	6,455	138,912
Stone Energy Corp. (a)	8,143	181,507
Teekay Tankers Ltd.	134	1,654
Vaalco Energy, Inc. (a)	45,050	322,558
W&T Offshore, Inc.	18,317	327,325
		2,568,687
TOTAL ENERGY		5,585,381
FINANCIALS - 15.3%
Capital Markets - 0.6%
PennantPark Investment Corp.	3,548	43,428
Prospect Capital Corp.	5,500	59,400
TICC Capital Corp.	25,895	290,283
		393,111
Commercial Banks - 4.7%
Alliance Financial Corp.	2,002	64,765
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	18,058	333,351
Bank of the Ozarks, Inc.	7,405	321,007
Cardinal Financial Corp.	1,609	18,713
Community Bank System, Inc.	11,771	326,881
Financial Institutions, Inc.	4,849	91,986
First Financial Bancorp, Ohio	14,752	272,617
First Financial Bankshares, Inc.	655	33,523
International Bancshares Corp.	17,243	345,377
Merchants Bancshares, Inc.	10,306	284,033
NBT Bancorp, Inc.	1,400	33,810
Prosperity Bancshares, Inc.	8,655	339,968
Renasant Corp. (d)	4,604	77,854
Republic Bancorp, Inc., Kentucky Class A	7,994	189,858
S&T Bancorp, Inc.	4,680	105,721
Signature Bank, New York (a)	2,870	143,500
Tompkins Financial Corp.	12	470
Trustmark Corp.	2,146	53,307
UMB Financial Corp.	3,657	151,473
Washington Trust Bancorp, Inc.	4,788	104,761
WesBanco, Inc.	7,299	138,389
		3,431,364
Consumer Finance - 1.4%
Credit Acceptance Corp. (a)	2,550	160,064
EZCORP, Inc. (non-vtg.) Class A (a)	3,247	88,091
First Cash Financial Services, Inc. (a)	3,860	119,621

	Shares	Value
Nelnet, Inc. Class A	14,349	$ 339,928
World Acceptance Corp. (a)	6,142	324,298
		1,032,002
Diversified Financial Services - 0.7%
Encore Capital Group, Inc. (a)	7,815	183,262
MarketAxess Holdings, Inc.	4,108	85,487
NewStar Financial, Inc. (a)(d)	23,410	247,444
		516,193
Insurance - 1.5%
Amtrust Financial Services, Inc.	10,501	183,768
Aspen Insurance Holdings Ltd.	6,285	179,877
FBL Financial Group, Inc. Class A	10,404	298,283
Flagstone Reinsurance Holdings Ltd.	26,281	331,141
Platinum Underwriters Holdings Ltd.	2,501	112,470
		1,105,539
Real Estate Investment Trusts - 5.4%
Anworth Mortgage Asset Corp.	5,850	40,950
Ashford Hospitality Trust, Inc. (a)(d)	202	1,949
CapLease, Inc.	6,720	39,110
Capstead Mortgage Corp.	11,977	150,790
Chesapeake Lodging Trust	13,441	252,825
Colonial Properties Trust (SBI)	5,291	95,503
Colony Financial, Inc.	5,423	108,568
Crexus Investment Corp.	4,995	65,435
Dynex Capital, Inc.	9,197	100,431
Extra Space Storage, Inc.	8,161	142,001
First Industrial Realty Trust, Inc. (a)(d)	30,763	269,484
Highwoods Properties, Inc. (SBI)	3,190	101,602
Home Properties, Inc.	653	36,235
MFA Financial, Inc.	51,187	417,686
Mid-America Apartment Communities, Inc.	3,812	242,024
Mission West Properties, Inc.	6,854	45,853
National Health Investors, Inc.	4,126	185,753
Nationwide Health Properties, Inc.	3,353	121,982
Newcastle Investment Corp. (a)	46,131	309,078
Omega Healthcare Investors, Inc.	14,921	334,827
One Liberty Properties, Inc.	7,405	123,664
Parkway Properties, Inc.	1,780	31,186
Pennymac Mortgage Investment Trust	9,379	170,229
PS Business Parks, Inc.	4,781	266,397
Saul Centers, Inc.	5,369	254,222
		3,907,784
Thrifts & Mortgage Finance - 1.0%
BofI Holding, Inc. (a)	20,447	317,133
Dime Community Bancshares, Inc.	6,677	97,417
Flushing Financial Corp.	9,872	138,208
Meridian Interstate Bancorp, Inc. (a)	3,204	37,775
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
NASB Financial, Inc. (d)	816	$ 13,676
Provident New York Bancorp	8,523	89,406
		693,615
TOTAL FINANCIALS		11,079,608
HEALTH CARE - 8.2%
Biotechnology - 2.0%
Acorda Therapeutics, Inc. (a)	1,016	27,696
Alkermes, Inc. (a)	2,440	29,963
Alnylam Pharmaceuticals, Inc. (a)	367	3,619
ArQule, Inc. (a)	7,424	43,579
Array Biopharma, Inc. (a)	25,114	75,091
Celldex Therapeutics, Inc. (a)(d)	8,511	35,065
Cepheid, Inc. (a)	1,358	30,895
Cubist Pharmaceuticals, Inc. (a)	5,811	124,355
Exelixis, Inc. (a)	16,462	135,153
Incyte Corp. (a)	2,066	34,213
InterMune, Inc. (a)	994	36,182
Martek Biosciences (a)	4,558	142,665
Medivation, Inc. (a)	4,086	61,985
Nabi Biopharmaceuticals (a)	16,819	97,382
Neurocrine Biosciences, Inc. (a)	12,526	95,699
ONYX Pharmaceuticals, Inc. (a)	272	10,029
Osiris Therapeutics, Inc. (a)(d)	14,905	116,110
PDL BioPharma, Inc.	2,142	13,345
Regeneron Pharmaceuticals, Inc. (a)	2,055	67,466
SciClone Pharmaceuticals, Inc. (a)	29,931	125,112
Theravance, Inc. (a)	606	15,192
Vanda Pharmaceuticals, Inc. (a)(d)	11,621	109,935
		1,430,731
Health Care Equipment & Supplies - 3.0%
American Medical Systems Holdings, Inc. (a)	14,550	274,413
Cantel Medical Corp.	7,435	173,979
Greatbatch, Inc. (a)	2,067	49,918
Haemonetics Corp. (a)	1,340	84,661
Invacare Corp.	10,944	330,071
Kensey Nash Corp. (a)(d)	8,876	247,019
Orthofix International NV (a)	3,565	103,385
Sirona Dental Systems, Inc. (a)(d)	8,473	354,002
Steris Corp.	7,443	271,372
Thoratec Corp. (a)	2,618	74,142
Young Innovations, Inc.	5,227	167,316
		2,130,278
Health Care Providers & Services - 2.3%
Amedisys, Inc. (a)	4,758	159,393
American Dental Partners, Inc. (a)	4,359	58,890
AmSurg Corp. (a)	5,763	120,735
Chemed Corp.	1,207	76,657

	Shares	Value
Chindex International, Inc. (a)	10,258	$ 169,154
Continucare Corp. (a)	16,628	77,819
Cross Country Healthcare, Inc. (a)	4,301	36,429
Emergency Medical Services Corp. Class A (a)	1,498	96,786
Hanger Orthopedic Group, Inc. (a)	6,015	127,458
Healthspring, Inc. (a)	6,440	170,853
Magellan Health Services, Inc. (a)	1,718	81,227
Owens & Minor, Inc.	6,002	176,639
PharMerica Corp. (a)	8,415	96,352
Providence Service Corp. (a)	6,997	112,442
Sun Healthcare Group, Inc. (a)	10,223	129,423
		1,690,257
Life Sciences Tools & Services - 0.1%
Affymetrix, Inc. (a)	5,763	28,988
Dionex Corp. (a)	307	36,229
		65,217
Pharmaceuticals - 0.8%
Medicis Pharmaceutical Corp. Class A	6,617	177,269
Par Pharmaceutical Companies, Inc. (a)	2,562	98,663
Salix Pharmaceuticals Ltd. (a)	994	46,678
Santarus, Inc. (a)	7,500	24,525
SuperGen, Inc. (a)	39,419	103,278
ViroPharma, Inc. (a)	9,103	157,664
		608,077
TOTAL HEALTH CARE		5,924,560
INDUSTRIALS - 13.5%
Aerospace & Defense - 1.9%
AAR Corp. (a)	8,791	241,489
American Science & Engineering, Inc.	3,855	328,562
Ceradyne, Inc. (a)	11,796	371,928
Cubic Corp.	4,814	226,980
Esterline Technologies Corp. (a)	3,281	225,044
		1,394,003
Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	6,653	371,437
Hub Group, Inc. Class A (a)	5,611	197,171
Park-Ohio Holdings Corp. (a)	4,355	91,063
		659,671
Airlines - 0.1%
Alaska Air Group, Inc. (a)	1,632	92,518
Building Products - 0.5%
A.O. Smith Corp.	5,113	194,703
Ameron International Corp.	495	37,803
Gibraltar Industries, Inc. (a)	8,699	118,045
		350,551
Commercial Services & Supplies - 1.3%
American Reprographics Co. (a)	2,939	22,307
Consolidated Graphics, Inc. (a)	5,320	257,648
G&K Services, Inc. Class A	5,100	157,641
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Multi-Color Corp.	2,847	$ 55,403
Schawk, Inc. Class A	7,991	164,455
Tetra Tech, Inc. (a)	7,926	198,626
The Brink's Co.	4,135	111,149
		967,229
Construction & Engineering - 0.7%
EMCOR Group, Inc. (a)	6,596	191,152
Great Lakes Dredge & Dock Corp.	43,771	322,592
		513,744
Electrical Equipment - 2.3%
AZZ, Inc.	5,161	206,492
Belden, Inc.	5,795	213,372
Brady Corp. Class A	11,672	380,624
Franklin Electric Co., Inc.	8,305	323,231
Lihua International, Inc. (a)(d)	5,437	61,112
Polypore International, Inc. (a)	3,599	146,587
Preformed Line Products Co.	892	52,204
Regal-Beloit Corp.	4,674	312,036
		1,695,658
Industrial Conglomerates - 0.2%
Raven Industries, Inc.	2,876	137,156
Machinery - 3.8%
Actuant Corp. Class A	4,621	123,011
ArvinMeritor, Inc. (a)	7,692	157,840
Barnes Group, Inc.	2,472	51,096
Briggs & Stratton Corp.	13,416	264,161
Colfax Corp. (a)	15,596	287,122
Graham Corp.	2,824	56,480
Kadant, Inc. (a)	13,073	308,131
Lindsay Corp. (d)	5,869	348,795
NACCO Industries, Inc. Class A	2,474	268,107
Nordson Corp.	3,801	349,236
Robbins & Myers, Inc.	7,659	274,039
Tennant Co.	6,087	233,802
		2,721,820
Professional Services - 0.9%
CBIZ, Inc. (a)	16,254	101,425
Huron Consulting Group, Inc. (a)	12,794	338,401
Kelly Services, Inc. Class A (non-vtg.) (a)	9,843	185,048
SFN Group, Inc. (a)	581	5,671
		630,545
Road & Rail - 0.4%
AMERCO (a)	2,810	269,872
Trading Companies & Distributors - 0.5%
Aircastle Ltd.	2,296	23,993
TAL International Group, Inc.	11,324	349,572
		373,565
TOTAL INDUSTRIALS		9,806,332

	Shares	Value
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 2.2%
Anaren, Inc. (a)	2,993	$ 62,404
Arris Group, Inc. (a)	15,638	175,458
Aviat Networks, Inc. (a)	30,128	152,749
Bel Fuse, Inc. Class B (non-vtg.)	2,471	59,057
InterDigital, Inc.	11,017	458,748
Plantronics, Inc.	6,011	223,729
Powerwave Technologies, Inc. (a)(d)	137,741	349,862
Riverbed Technology, Inc. (a)	2,081	73,189
		1,555,196
Computers & Peripherals - 0.8%
Cray, Inc. (a)	10,084	72,101
Hutchinson Technology, Inc. (a)(d)	45,599	169,172
Synaptics, Inc. (a)	12,061	354,352
		595,625
Electronic Equipment & Components - 3.6%
Anixter International, Inc.	3,679	219,747
CPI International, Inc. (a)	2,827	54,702
Insight Enterprises, Inc. (a)	5,310	69,880
Littelfuse, Inc.	6,914	325,373
Measurement Specialties, Inc. (a)	11,092	325,550
Multi-Fineline Electronix, Inc. (a)	11,110	294,304
Newport Corp. (a)	19,331	335,779
OSI Systems, Inc. (a)	5,190	188,708
Power-One, Inc. (a)(d)	32,578	332,296
Pulse Electronics Corp.	61,711	328,303
Rofin-Sinar Technologies, Inc. (a)	836	29,628
TTM Technologies, Inc. (a)	4,022	59,968
Zygo Corp. (a)	2,384	29,156
		2,593,394
Internet Software & Services - 1.0%
EarthLink, Inc.	20,399	175,431
j2 Global Communications, Inc. (a)(d)	6,359	184,093
Mercadolibre, Inc. (a)	2,044	136,233
ValueClick, Inc. (a)	16,311	261,465
		757,222
IT Services - 2.4%
Acxiom Corp. (a)	14,967	256,684
CACI International, Inc. Class A (a)	3,375	180,225
CSG Systems International, Inc. (a)	6,513	123,356
Jack Henry & Associates, Inc.	7,735	225,475
Maximus, Inc.	1,154	75,679
Teletech Holdings, Inc. (a)	15,744	324,169
Unisys Corp. (a)	1,780	46,084
VeriFone Systems, Inc. (a)	12,487	481,499
Wright Express Corp. (a)	1,135	52,210
		1,765,381
Semiconductors & Semiconductor Equipment - 4.8%
Cabot Microelectronics Corp. (a)	2,311	95,791
Diodes, Inc. (a)	4,921	132,818
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
DSP Group, Inc. (a)	4,171	$ 33,952
Entegris, Inc. (a)	48,317	360,928
GT Solar International, Inc. (a)(d)	35,770	326,222
Lattice Semiconductor Corp. (a)	65,103	394,524
Omnivision Technologies, Inc. (a)	5,130	151,899
Photronics, Inc. (a)	35,551	210,106
PMC-Sierra, Inc. (a)	28,998	249,093
RF Micro Devices, Inc. (a)	63,632	467,695
Sigma Designs, Inc. (a)	15,381	217,949
Skyworks Solutions, Inc. (a)	14,407	412,472
Tessera Technologies, Inc. (a)	1,972	43,680
Veeco Instruments, Inc. (a)	7,948	341,446
		3,438,575
Software - 3.2%
AsiaInfo Holdings, Inc. (a)(d)	4,852	80,398
Fair Isaac Corp.	13,410	313,392
Lawson Software, Inc. (a)	13,472	124,616
Manhattan Associates, Inc. (a)	5,231	159,755
Monotype Imaging Holdings, Inc. (a)(d)	28,340	314,574
Net 1 UEPS Technologies, Inc. (a)	10,732	131,574
NetScout Systems, Inc. (a)	3,249	74,759
Opnet Technologies, Inc.	4,771	127,720
QAD, Inc.:
Class A (a)	6,868	62,499
Class B	2,116	21,033
Quest Software, Inc. (a)	13,246	367,444
Renaissance Learning, Inc.	4,457	52,771
TIBCO Software, Inc. (a)	22,931	451,970
VirnetX Holding Corp.	1,574	23,374
		2,305,879
TOTAL INFORMATION TECHNOLOGY		13,011,272
MATERIALS - 6.8%
Chemicals - 2.8%
Arch Chemicals, Inc.	8,040	304,957
OM Group, Inc. (a)	8,476	326,411
PolyOne Corp. (a)	4	50
Rockwood Holdings, Inc. (a)	5,112	199,981
Senomyx, Inc. (a)	20,403	145,473
Sensient Technologies Corp.	2,821	103,615
ShengdaTech, Inc. (a)(d)	18,416	90,238
Solutia, Inc. (a)	11,214	258,819
TPC Group, Inc. (a)	5,112	154,996
W.R. Grace & Co. (a)	8,507	298,851
Westlake Chemical Corp.	3,556	154,579
		2,037,970

	Shares	Value
Containers & Packaging - 0.9%
Boise, Inc.	17,989	$ 142,653
Rock-Tenn Co. Class A	5,077	273,904
Silgan Holdings, Inc.	7,344	262,989
		679,546
Metals & Mining - 1.2%
Golden Star Resources Ltd. Cda (a)	82,687	378,903
Hecla Mining Co. (a)	35,929	404,561
Noranda Aluminium Holding Corp. (a)	4,650	67,890
		851,354
Paper & Forest Products - 1.9%
Buckeye Technologies, Inc.	16,179	339,921
Clearwater Paper Corp. (a)	3,321	260,034
Domtar Corp.	4,488	340,729
Glatfelter	8,552	104,933
Kapstone Paper & Packaging Corp. (a)	20,341	311,217
		1,356,834
TOTAL MATERIALS		4,925,704
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.2%
Consolidated Communications Holdings, Inc.	8,334	160,846
Wireless Telecommunication Services - 0.4%
USA Mobility, Inc.	15,290	271,703
TOTAL TELECOMMUNICATION SERVICES		432,549
UTILITIES - 1.1%
Electric Utilities - 0.5%
El Paso Electric Co. (a)	8,924	245,678
IDACORP, Inc.	761	28,142
Portland General Electric Co.	3,271	70,981
		344,801
Gas Utilities - 0.3%
Chesapeake Utilities Corp.	2,245	93,212
New Jersey Resources Corp.	16	690
Nicor, Inc.	14	699
Southwest Gas Corp.	3,425	125,595
		220,196
Independent Power Producers & Energy Traders - 0.2%
Black Hills Corp.	4,701	141,030
Multi-Utilities - 0.1%
Avista Corp.	3,670	82,648
TOTAL UTILITIES		788,675
TOTAL COMMON STOCKS (Cost $49,511,142)		61,536,817
U.S. Treasury Obligations - 0.9%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.18% to 0.2% 6/9/11 to 7/28/11 (e) (Cost $629,345)	$ 630,000	$ 629,367
Money Market Funds - 20.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	10,879,284	10,879,284
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	3,839,020	3,839,020
TOTAL MONEY MARKET FUNDS (Cost $14,718,304)		14,718,304
TOTAL INVESTMENT PORTFOLIO - 106.2% (Cost $64,858,791)	76,884,488
NET OTHER ASSETS (LIABILITIES) - (6.2)%	(4,472,757)
NET ASSETS - 100%	$ 72,411,731
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
130 NYFE Russell Mini Index Contracts	March 2011	$ 10,169,900	$ 167,509

The face value of futures purchased as a percentage of net assets is 14%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $619,381.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,304
Fidelity Securities Lending Cash Central Fund	53,495
Total	$ 59,799
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,743,393	$ 7,743,393	$ -	$ -
Consumer Staples	2,239,343	2,239,343	-	-
Energy	5,585,381	5,585,381	-	-
Financials	11,079,608	11,079,608	-	-
Health Care	5,924,560	5,924,560	-	-
Industrials	9,806,332	9,806,332	-	-
Information Technology	13,011,272	13,011,272	-	-
Materials	4,925,704	4,925,704	-	-
Telecommunication Services	432,549	432,549	-	-
Utilities	788,675	788,675	-	-
U.S. Government and Government Agency Obligations	629,367	-	629,367	-
Money Market Funds	14,718,304	14,718,304	-	-
Total Investments in Securities:	$ 76,884,488	$ 76,255,121	$ 629,367	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 167,509	$ 167,509	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 167,509	$ -
Total Value of Derivatives	$ 167,509	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $8,457,049 of which $1,202,314 and $7,254,735 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,680,977) - See accompanying schedule: Unaffiliated issuers (cost $50,140,487)	$ 62,166,184
Fidelity Central Funds (cost $14,718,304)	14,718,304
Total Investments (cost $64,858,791)		$ 76,884,488
Cash		2
Receivable for investments sold		1,996,467
Receivable for fund shares sold		618,255
Dividends receivable		49,444
Distributions receivable from Fidelity Central Funds		7,234
Prepaid expenses		150
Total assets		79,556,040

Liabilities
Payable for investments purchased	$ 3,152,864
Payable for fund shares redeemed	3,514
Accrued management fee	39,405
Distribution and service plan fees payable	523
Payable for daily variation on futures contracts	66,068
Other affiliated payables	8,989
Other payables and accrued expenses	33,926
Collateral on securities loaned, at value	3,839,020
Total liabilities		7,144,309

Net Assets		$ 72,411,731
Net Assets consist of:
Paid in capital		$ 68,863,391
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,644,866)
Net unrealized appreciation (depreciation) on investments		12,193,206
Net Assets		$ 72,411,731

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($19,741,909 ÷ 1,771,340 shares)	$ 11.15

Service Class: Net Asset Value, offering price and redemption price per share ($326,613 ÷ 29,254 shares)	$ 11.16

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,513,148 ÷ 225,307 shares)	$ 11.15

Investor Class: Net Asset Value, offering price and redemption price per share ($49,830,061 ÷ 4,480,461 shares)	$ 11.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 618,124
Interest		1,117
Income from Fidelity Central Funds (including $53,495 from security lending)		59,799
Total income		679,040

Expenses
Management fee	$ 354,579
Transfer agent fees	73,185
Distribution and service plan fees	5,468
Accounting and security lending fees	20,294
Custodian fees and expenses	5,704
Independent trustees' compensation	271
Audit	46,603
Legal	203
Miscellaneous	537
Total expenses before reductions	506,844
Expense reductions	(4,126)	502,718
Net investment income (loss)		176,322
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,504,414
Foreign currency transactions	2,482
Futures contracts	(233,666)
Total net realized gain (loss)		2,273,230
Change in net unrealized appreciation (depreciation) on: Investment securities	8,771,264
Futures contracts	145,831
Total change in net unrealized appreciation (depreciation)		8,917,095
Net gain (loss)		11,190,325
Net increase (decrease) in net assets resulting from operations		$ 11,366,647

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 176,322	$ 164,872
Net realized gain (loss)	2,273,230	(6,212,796)
Change in net unrealized appreciation (depreciation)	8,917,095	13,495,798
Net increase (decrease) in net assets resulting from operations	11,366,647	7,447,874
Distributions to shareholders from net investment income	(190,826)	(164,922)
Share transactions - net increase (decrease)	18,986,293	8,130,084
Total increase (decrease) in net assets	30,162,114	15,413,036

Net Assets
Beginning of period	42,249,617	26,836,581
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $2, respectively)	$ 72,411,731	$ 42,249,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 7.32	$ 11.17	$ 11.56	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.04	.04	.07	.05	.04
Net realized and unrealized gain (loss)	2.24	1.59	(3.84)	(.32)	1.60
Total from investment operations	2.28	1.63	(3.77)	(.27)	1.64
Distributions from net investment income	(.04)	(.04)	(.08)	(.06)	(.02)
Distributions from net realized gain	-	-	-	(.07)	-
Total distributions	(.04)	(.04)	(.08)	(.12) G	(.02)
Net asset value, end of period	$ 11.15	$ 8.91	$ 7.32	$ 11.17	$ 11.56
Total Return A, B	25.54%	22.28%	(33.72)%	(2.33)%	16.51%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	1.05%	1.04%	1.01%	1.30%
Expenses net of fee waivers, if any	.94%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.94%	1.00%	1.00%	1.00%	.98%
Net investment income (loss)	.41%	.56%	.71%	.45%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,742	$ 13,864	$ 8,381	$ 11,668	$ 10,119
Portfolio turnover rate E	71%	81%	87%	113%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 7.33	$ 11.17	$ 11.56	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.03	.03	.06	.04	.03
Net realized and unrealized gain (loss)	2.23	1.58	(3.84)	(.31)	1.60
Total from investment operations	2.26	1.61	(3.78)	(.27)	1.63
Distributions from net investment income	(.02)	(.02)	(.06)	(.05)	(.01)
Distributions from net realized gain	-	-	-	(.07)	-
Total distributions	(.02)	(.02)	(.06)	(.12) G	(.01)
Net asset value, end of period	$ 11.16	$ 8.92	$ 7.33	$ 11.17	$ 11.56
Total Return A, B	25.35%	22.03%	(33.79)%	(2.40)%	16.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.10%	1.10%	1.09%	1.54%
Expenses net of fee waivers, if any	1.04%	1.10%	1.10%	1.09%	1.10%
Expenses net of all reductions	1.04%	1.10%	1.10%	1.08%	1.08%
Net investment income (loss)	.32%	.46%	.61%	.37%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 327	$ 426	$ 631	$ 1,411	$ 1,446
Portfolio turnover rate E	71%	81%	87%	113%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.051 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 7.33	$ 11.15	$ 11.55	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.01	.02	.04	.02	.01
Net realized and unrealized gain (loss)	2.23	1.59	(3.82)	(.32)	1.61
Total from investment operations	2.24	1.61	(3.78)	(.30)	1.62
Distributions from net investment income	(.01)	(.02)	(.04)	(.04)	(.01)
Distributions from net realized gain	-	-	-	(.07)	-
Total distributions	(.01)	(.02)	(.04)	(.10) G	(.01)
Net asset value, end of period	$ 11.15	$ 8.92	$ 7.33	$ 11.15	$ 11.55
Total Return A, B	25.07%	21.94%	(33.91)%	(2.60)%	16.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.41%	1.32%	1.24%	1.69%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.24%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.24%	1.23%
Net investment income (loss)	.11%	.31%	.46%	.21%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,513	$ 1,535	$ 1,494	$ 4,143	$ 1,444
Portfolio turnover rate E	71%	81%	87%	113%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.065 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 7.31	$ 11.15	$ 11.55	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.03	.04	.06	.04	.02
Net realized and unrealized gain (loss)	2.23	1.57	(3.83)	(.32)	1.61
Total from investment operations	2.26	1.61	(3.77)	(.28)	1.63
Distributions from net investment income	(.03)	(.03)	(.07)	(.05)	(.02)
Distributions from net realized gain	-	-	-	(.07)	-
Total distributions	(.03)	(.03)	(.07)	(.12) G	(.02)
Net asset value, end of period	$ 11.12	$ 8.89	$ 7.31	$ 11.15	$ 11.55
Total Return A, B	25.44%	22.09%	(33.77)%	(2.50)%	16.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.12%	1.10%	1.10%	1.41%
Expenses net of fee waivers, if any	1.01%	1.08%	1.08%	1.10%	1.15%
Expenses net of all reductions	1.01%	1.08%	1.08%	1.10%	1.13%
Net investment income (loss)	.34%	.48%	.63%	.35%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,830	$ 26,426	$ 16,331	$ 21,872	$ 11,853
Portfolio turnover rate E	71%	81%	87%	113%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,240,550
Gross unrealized depreciation	(1,235,162)
Net unrealized appreciation (depreciation)	$ 12,005,388

Tax Cost	$ 64,879,100

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (8,457,049)
Net unrealized appreciation (depreciation)	$ 12,005,388

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 190,826	$ 164,922

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(233,666) and a change in net unrealized appreciation (depreciation) of $145,831 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $42,500,031 and $33,345,653, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 366
Service Class 2	5,102
$ 5,468

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 15,088
Service Class	330
Service Class 2	3,619
Investor Class	54,148
$ 73,185

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

In addition to FIIOC waiving a portion of its transfer agent fees, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Fees were waived and/or expenses were reimbursed for the following classes during the period:

	Expense Limitations	Reimbursement/Waiver
Initial Class	1.00%	$ 1,119
Service Class	1.10%	26
Service Class 2	1.25%	647
Investor Class	1.08%	2,334
		$ 4,126

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 57,782	$ 61,802
Service Class	657	1,142
Service Class 2	1,252	3,081
Investor Class	131,135	98,897
Total	$ 190,826	$ 164,922

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	872,164	881,945	$ 8,757,192	$ 6,596,533
Reinvestment of distributions	5,259	7,120	57,782	61,801
Shares redeemed	(662,913)	(476,928)	(6,175,473)	(3,627,257)
Net increase (decrease)	214,510	412,137	$ 2,639,501	$ 3,031,077
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	60	131	657	1,142
Shares redeemed	(18,520)	(38,457)	(177,365)	(283,451)
Net increase (decrease)	(18,460)	(38,326)	$ (176,708)	$ (282,309)
Service Class 2
Shares sold	109,184	54,885	$ 1,100,967	$ 404,564
Reinvestment of distributions	118	355	1,252	3,082
Shares redeemed	(56,115)	(86,974)	(539,602)	(623,454)
Net increase (decrease)	53,187	(31,734)	$ 562,617	$ (215,808)
Investor Class
Shares sold	2,258,001	1,414,856	$ 22,969,167	$ 10,597,977
Reinvestment of distributions	11,942	11,420	131,135	98,897
Shares redeemed	(762,231)	(687,162)	(7,139,419)	(5,099,750)
Net increase (decrease)	1,507,712	739,114	$ 15,960,883	$ 5,597,124

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 96% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividends distributed in February and December 2010, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

VIP Disciplined Small Cap Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2009, the total expenses of Investor Class ranked equal to its competitive median for 2009, and the total expenses of each of Service Class and Service Class 2 ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VDSC-ANN-0211
1.820582.105

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 Portfolio - Initial Class	15.02%	2.28%	1.31%
VIP Index 500 Portfolio - Service Class	14.91%	2.18%	1.21%
VIP Index 500 Portfolio - Service Class 2	14.73%	2.03%	1.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Jeffrey Adams, who oversees VIP Index 500 Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year ending December 31, 2010, the fund's share classes performed in line with the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Every sector of the index generated positive results, and only utilities and health care failed to achieve double-digit returns, gaining about 6% and 3%, respectively. The consumer discretionary sector, led by the automobiles/components industry, did the best, returning roughly 28%, followed by industrials, which rose about 27%. Other sectors to beat the index included materials, energy and telecommunication services, gaining about 23%, 20% and 19%, respectively. In contrast, consumer staples, financials and information technology returned roughly 14%, 12% and 10%, respectively, lagging the S&P 500. By a huge margin, Apple stock was the fund's top individual contributor, gaining about 53%. This personal computer and consumer-electronics manufacturer, and the second-largest position in the index, continued to impress Wall Street analysts with strong sales of its leading products - iPod® digital music players, iPhone® mobile devices, Macintosh® computers and, most recently, iPad® tablet computers. Also in technology, Oracle, a database-software maker, saw its shares rise along with good sales and profit growth, thanks to strong customer demand. A number of energy stocks performed well, including oil producers Exxon Mobil (the index's largest weighting), Chevron and ConocoPhillips, as well as oil-field service company Schlumberger. Also, industrial conglomerate General Electric had good results, as did construction equipment maker Caterpillar, diversified financial company Citigroup and beverage maker Coca-Cola. Various technology stocks detracted, especially Cisco Systems, Hewlett-Packard and Microsoft. Cisco's shares fell sharply in November after the company revised its earnings and sales forecast downward. HP lost significant ground in August following the unexpected forced resignation of the company's CEO. Software giant Microsoft struggled to manage a challenging competitive environment. In the financials sector, shares of Bank of America performed poorly, while credit card payment processor Visa declined in December following the Federal Reserve's proposal to cap debit card fees - a fast-growing part of Visa's business. In the health care sector, pharmaceutical and nutritional products company Abbott Laboratories and medical device maker Medtronic also lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.10%
Actual		$ 1,000.00	$ 1,232.30	$ .56
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 1,231.80	$ 1.13
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,230.70	$ 1.97
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	3.1
Apple, Inc.	2.5	2.4
Microsoft Corp.	1.8	1.9
General Electric Co.	1.7	1.6
Chevron Corp.	1.6	1.4
International Business Machines Corp.	1.6	1.7
Procter & Gamble Co.	1.6	1.8
AT&T, Inc.	1.5	1.5
Johnson & Johnson	1.5	1.7
JPMorgan Chase & Co.	1.4	1.6
	18.4
Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.3	18.5
Financials	15.8	16.2
Energy	11.8	10.6
Industrials	10.8	10.3
Health Care	10.7	12.0
Consumer Staples	10.5	11.4
Consumer Discretionary	10.5	10.0
Materials	3.7	3.4
Utilities	3.2	3.6
Telecommunication Services	3.1	3.0
Asset Allocation
To match the Standard & Poor's 500 Index®, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.3%
Johnson Controls, Inc.	128,333	$ 4,902,321
The Goodyear Tire & Rubber Co. (a)	46,226	547,778
		5,450,099
Automobiles - 0.6%
Ford Motor Co. (a)(d)	712,987	11,971,052
Harley-Davidson, Inc.	44,822	1,553,979
		13,525,031
Distributors - 0.1%
Genuine Parts Co.	29,979	1,539,122
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)	24,190	955,263
DeVry, Inc.	11,865	569,283
H&R Block, Inc. (d)	58,710	699,236
		2,223,782
Hotels, Restaurants & Leisure - 1.7%
Carnival Corp. unit	81,955	3,778,945
Darden Restaurants, Inc.	26,340	1,223,230
International Game Technology	56,747	1,003,854
Marriott International, Inc. Class A (d)	54,759	2,274,689
McDonald's Corp.	201,053	15,432,828
Starbucks Corp.	141,031	4,531,326
Starwood Hotels & Resorts Worldwide, Inc.	36,281	2,205,159
Wyndham Worldwide Corp.	33,296	997,548
Wynn Resorts Ltd.	14,388	1,494,050
Yum! Brands, Inc.	89,171	4,373,838
		37,315,467
Household Durables - 0.4%
D.R. Horton, Inc. (d)	53,401	637,074
Fortune Brands, Inc.	29,036	1,749,419
Harman International Industries, Inc. (a)	13,239	612,966
Leggett & Platt, Inc.	27,867	634,253
Lennar Corp. Class A (d)	30,268	567,525
Newell Rubbermaid, Inc. (d)	55,244	1,004,336
PulteGroup, Inc. (a)(d)	64,009	481,348
Stanley Black & Decker, Inc. (d)	31,575	2,111,420
Whirlpool Corp.	14,467	1,285,104
		9,083,445
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	67,477	12,145,860
Expedia, Inc. (d)	38,489	965,689
Netflix, Inc. (a)	8,254	1,450,228
Priceline.com, Inc. (a)(d)	9,343	3,732,996
		18,294,773

	Shares	Value
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	25,918	$ 1,222,811
Mattel, Inc.	68,285	1,736,488
		2,959,299
Media - 3.1%
Cablevision Systems Corp. - NY Group Class A	45,679	1,545,777
CBS Corp. Class B	129,574	2,468,385
Comcast Corp. Class A	530,957	11,665,125
DIRECTV (a)	158,657	6,335,174
Discovery Communications, Inc. (a)(d)	54,105	2,256,179
Gannett Co., Inc.	45,468	686,112
Interpublic Group of Companies, Inc. (a)	93,006	987,724
McGraw-Hill Companies, Inc.	58,422	2,127,145
Meredith Corp. (d)	6,935	240,298
News Corp. Class A	434,582	6,327,514
Omnicom Group, Inc.	57,326	2,625,531
Scripps Networks Interactive, Inc. Class A	17,142	887,099
The Walt Disney Co.	360,348	13,516,653
Time Warner Cable, Inc.	67,696	4,469,967
Time Warner, Inc.	211,099	6,791,055
Viacom, Inc. Class B (non-vtg.)	115,043	4,556,853
Washington Post Co. Class B (d)	1,045	459,278
		67,945,869
Multiline Retail - 0.8%
Big Lots, Inc. (a)	14,378	437,954
Family Dollar Stores, Inc.	23,956	1,190,853
JCPenney Co., Inc.	44,995	1,453,788
Kohl's Corp. (a)(d)	55,641	3,023,532
Macy's, Inc.	80,587	2,038,851
Nordstrom, Inc.	32,032	1,357,516
Sears Holdings Corp. (a)(d)	8,374	617,583
Target Corp.	134,748	8,102,397
		18,222,474
Specialty Retail - 1.9%
Abercrombie & Fitch Co. Class A	16,717	963,401
AutoNation, Inc. (a)(d)	12,110	341,502
AutoZone, Inc. (a)(d)	5,180	1,412,016
Bed Bath & Beyond, Inc. (a)	49,309	2,423,537
Best Buy Co., Inc.	62,838	2,154,715
CarMax, Inc. (a)(d)	42,790	1,364,145
GameStop Corp. Class A (a)(d)	28,805	659,058
Gap, Inc.	83,619	1,851,325
Home Depot, Inc.	311,867	10,934,057
Limited Brands, Inc.	50,333	1,546,733
Lowe's Companies, Inc.	262,614	6,586,359
O'Reilly Automotive, Inc. (a)	26,573	1,605,541
RadioShack Corp. (d)	21,661	400,512
Ross Stores, Inc.	22,923	1,449,880
Staples, Inc.	137,624	3,133,698
Tiffany & Co., Inc.	24,054	1,497,843
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	75,321	$ 3,343,499
Urban Outfitters, Inc. (a)(d)	24,504	877,488
		42,545,309
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	56,401	3,119,539
NIKE, Inc. Class B	72,751	6,214,390
Polo Ralph Lauren Corp. Class A	12,301	1,364,427
VF Corp. (d)	16,513	1,423,090
		12,121,446
TOTAL CONSUMER DISCRETIONARY		231,226,116
CONSUMER STAPLES - 10.5%
Beverages - 2.5%
Brown-Forman Corp. Class B (non-vtg.)	19,750	1,374,995
Coca-Cola Enterprises, Inc.	64,471	1,613,709
Constellation Brands, Inc. Class A (sub. vtg.) (a)(d)	33,927	751,483
Dr Pepper Snapple Group, Inc.	43,215	1,519,439
Molson Coors Brewing Co. Class B	30,104	1,510,920
PepsiCo, Inc.	301,594	19,703,136
The Coca-Cola Co.	441,882	29,062,579
		55,536,261
Food & Staples Retailing - 2.3%
Costco Wholesale Corp. (d)	82,273	5,940,933
CVS Caremark Corp.	258,579	8,990,792
Kroger Co.	121,360	2,713,610
Safeway, Inc.	70,944	1,595,531
SUPERVALU, Inc. (d)	40,375	388,811
Sysco Corp.	111,341	3,273,425
Wal-Mart Stores, Inc.	372,815	20,105,913
Walgreen Co.	176,172	6,863,661
Whole Foods Market, Inc.	27,976	1,415,306
		51,287,982
Food Products - 1.7%
Archer Daniels Midland Co.	121,581	3,657,156
Campbell Soup Co.	36,446	1,266,499
ConAgra Foods, Inc.	83,679	1,889,472
Dean Foods Co. (a)(d)	34,669	306,474
General Mills, Inc.	121,849	4,336,606
H.J. Heinz Co.	61,038	3,018,939
Hershey Co.	29,435	1,387,860
Hormel Foods Corp. (d)	13,179	675,556
Kellogg Co.	48,349	2,469,667
Kraft Foods, Inc. Class A	332,410	10,474,239
McCormick & Co., Inc. (non-vtg.)	25,299	1,177,162
Mead Johnson Nutrition Co. Class A	38,931	2,423,455
Sara Lee Corp.	121,652	2,130,127

	Shares	Value
The J.M. Smucker Co.	22,742	$ 1,493,012
Tyson Foods, Inc. Class A	56,711	976,563
		37,682,787
Household Products - 2.2%
Clorox Co.	26,536	1,679,198
Colgate-Palmolive Co.	91,855	7,382,386
Kimberly-Clark Corp.	77,603	4,892,093
Procter & Gamble Co.	532,685	34,267,626
		48,221,303
Personal Products - 0.2%
Avon Products, Inc.	81,673	2,373,417
Estee Lauder Companies, Inc. Class A	21,609	1,743,846
		4,117,263
Tobacco - 1.6%
Altria Group, Inc.	397,312	9,781,821
Lorillard, Inc.	28,471	2,336,330
Philip Morris International, Inc.	345,278	20,209,121
Reynolds American, Inc. (d)	64,354	2,099,227
		34,426,499
TOTAL CONSUMER STAPLES		231,272,095
ENERGY - 11.8%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	82,071	4,691,999
Cameron International Corp. (a)	46,161	2,341,748
Diamond Offshore Drilling, Inc. (d)	13,228	884,556
FMC Technologies, Inc. (a)	22,781	2,025,459
Halliburton Co.	173,084	7,067,020
Helmerich & Payne, Inc.	20,169	977,793
Nabors Industries Ltd. (a)	54,310	1,274,113
National Oilwell Varco, Inc.	79,856	5,370,316
Rowan Companies, Inc. (a)(d)	24,019	838,503
Schlumberger Ltd.	259,641	21,680,024
		47,151,531
Oil, Gas & Consumable Fuels - 9.7%
Anadarko Petroleum Corp.	94,311	7,182,726
Apache Corp.	72,727	8,671,240
Cabot Oil & Gas Corp. (d)	19,786	748,900
Chesapeake Energy Corp.	124,440	3,224,240
Chevron Corp.	382,964	34,945,465
ConocoPhillips	279,593	19,040,283
CONSOL Energy, Inc.	42,978	2,094,748
Denbury Resources, Inc. (a)(d)	76,059	1,451,966
Devon Energy Corp.	82,190	6,452,737
El Paso Corp.	133,998	1,843,812
EOG Resources, Inc.	48,339	4,418,668
EQT Corp. (d)	28,382	1,272,649
Exxon Mobil Corp.	959,596	70,165,649
Hess Corp.	57,094	4,369,975
Marathon Oil Corp.	135,096	5,002,605
Massey Energy Co.	19,434	1,042,634
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Murphy Oil Corp.	36,607	$ 2,729,052
Newfield Exploration Co. (a)	25,477	1,837,146
Noble Energy, Inc.	33,320	2,868,186
Occidental Petroleum Corp.	154,635	15,169,694
Peabody Energy Corp. (d)	51,312	3,282,942
Pioneer Natural Resources Co. (d)	22,093	1,918,114
QEP Resources, Inc.	33,421	1,213,517
Range Resources Corp.	30,462	1,370,181
Southwestern Energy Co. (a)	65,993	2,470,118
Spectra Energy Corp. (d)	123,356	3,082,666
Sunoco, Inc. (d)	22,946	924,953
Tesoro Corp. (d)	27,243	505,085
Valero Energy Corp. (d)	107,750	2,491,180
Williams Companies, Inc.	111,282	2,750,891
		214,542,022
TOTAL ENERGY		261,693,553
FINANCIALS - 15.8%
Capital Markets - 2.5%
Ameriprise Financial, Inc.	47,187	2,715,612
Bank of New York Mellon Corp.	236,058	7,128,952
Charles Schwab Corp.	188,721	3,229,016
E*TRADE Financial Corp. (a)	37,819	605,104
Federated Investors, Inc. Class B (non-vtg.) (d)	17,432	456,195
Franklin Resources, Inc.	27,707	3,081,295
Goldman Sachs Group, Inc.	97,289	16,360,118
Invesco Ltd.	87,929	2,115,572
Janus Capital Group, Inc. (d)	34,967	453,522
Legg Mason, Inc.	29,116	1,056,037
Morgan Stanley	287,900	7,833,759
Northern Trust Corp.	46,089	2,553,791
State Street Corp.	95,535	4,427,092
T. Rowe Price Group, Inc.	48,799	3,149,487
		55,165,552
Commercial Banks - 2.9%
BB&T Corp.	132,017	3,470,727
Comerica, Inc. (d)	33,586	1,418,673
Fifth Third Bancorp	151,532	2,224,490
First Horizon National Corp. (d)	49,644	584,806
Huntington Bancshares, Inc.	164,260	1,128,466
KeyCorp	167,553	1,482,844
M&T Bank Corp.	22,718	1,977,602
Marshall & Ilsley Corp.	100,474	695,280
PNC Financial Services Group, Inc.	100,059	6,075,582
Regions Financial Corp.	239,032	1,673,224
SunTrust Banks, Inc.	95,142	2,807,640
U.S. Bancorp, Delaware	365,053	9,845,479

	Shares	Value
Wells Fargo & Co.	998,836	$ 30,953,928
Zions Bancorporation (d)	33,865	820,549
		65,159,290
Consumer Finance - 0.7%
American Express Co.	199,296	8,553,784
Capital One Financial Corp. (d)	86,953	3,700,720
Discover Financial Services	103,635	1,920,357
SLM Corp. (a)	92,408	1,163,417
		15,338,278
Diversified Financial Services - 4.2%
Bank of America Corp.	1,919,199	25,602,115
Citigroup, Inc. (a)	5,528,233	26,148,542
CME Group, Inc. (d)	12,753	4,103,278
IntercontinentalExchange, Inc. (a)	13,921	1,658,687
JPMorgan Chase & Co.	743,915	31,556,874
Leucadia National Corp.	37,506	1,094,425
Moody's Corp. (d)	38,774	1,029,062
NYSE Euronext	49,668	1,489,047
The NASDAQ Stock Market, Inc. (a)(d)	28,314	671,325
		93,353,355
Insurance - 3.8%
ACE Ltd.	64,586	4,020,479
AFLAC, Inc.	89,681	5,060,699
Allstate Corp.	102,416	3,265,022
American International Group, Inc. (a)(d)	26,647	1,535,400
Aon Corp.	62,783	2,888,646
Assurant, Inc.	20,277	781,070
Berkshire Hathaway, Inc. Class B (a)(d)	329,298	26,380,063
Cincinnati Financial Corp.	30,969	981,408
Genworth Financial, Inc. Class A (a)	93,170	1,224,254
Hartford Financial Services Group, Inc.	84,596	2,240,948
Lincoln National Corp.	60,279	1,676,359
Loews Corp.	60,196	2,342,226
Marsh & McLennan Companies, Inc.	103,418	2,827,448
MetLife, Inc. (d)	172,466	7,664,389
Principal Financial Group, Inc. (d)	60,963	1,984,955
Progressive Corp.	126,264	2,508,866
Prudential Financial, Inc.	92,362	5,422,573
The Chubb Corp.	58,029	3,460,850
The Travelers Companies, Inc.	87,356	4,866,603
Torchmark Corp.	15,234	910,079
Unum Group	60,352	1,461,725
XL Capital Ltd. Class A	61,510	1,342,148
		84,846,210
Real Estate Investment Trusts - 1.5%
Apartment Investment & Management Co. Class A	22,272	575,508
AvalonBay Communities, Inc.	16,230	1,826,687
Boston Properties, Inc.	26,662	2,295,598
Equity Residential (SBI)	54,130	2,812,054
HCP, Inc.	69,332	2,550,724
Health Care REIT, Inc. (d)	27,618	1,315,722
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Host Hotels & Resorts, Inc.	126,727	$ 2,264,611
Kimco Realty Corp.	77,252	1,393,626
Plum Creek Timber Co., Inc. (d)	30,754	1,151,737
ProLogis Trust	108,286	1,563,650
Public Storage	26,578	2,695,541
Simon Property Group, Inc.	55,739	5,545,473
Ventas, Inc.	29,895	1,568,890
Vornado Realty Trust	30,938	2,578,064
Weyerhaeuser Co.	101,990	1,930,671
		32,068,556
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)(d)	55,302	1,132,585
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc. (d)	100,212	1,276,701
People's United Financial, Inc.	70,211	983,656
		2,260,357
TOTAL FINANCIALS		349,324,183
HEALTH CARE - 10.7%
Biotechnology - 1.3%
Amgen, Inc. (a)	179,798	9,870,910
Biogen Idec, Inc. (a)(d)	45,349	3,040,650
Celgene Corp. (a)	89,563	5,296,756
Cephalon, Inc. (a)(d)	14,317	883,645
Genzyme Corp. (a)	49,286	3,509,163
Gilead Sciences, Inc. (a)	154,498	5,599,008
		28,200,132
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	110,893	5,613,404
Becton, Dickinson & Co.	43,761	3,698,680
Boston Scientific Corp. (a)(d)	289,270	2,189,774
C. R. Bard, Inc. (d)	17,679	1,622,402
CareFusion Corp. (a)	42,426	1,090,348
DENTSPLY International, Inc.	27,041	923,991
Intuitive Surgical, Inc. (a)(d)	7,477	1,927,197
Medtronic, Inc.	205,502	7,622,069
St. Jude Medical, Inc. (a)	65,241	2,789,053
Stryker Corp.	64,992	3,490,070
Varian Medical Systems, Inc. (a)	22,643	1,568,707
Zimmer Holdings, Inc. (a)	37,573	2,016,919
		34,552,614
Health Care Providers & Services - 1.9%
Aetna, Inc.	76,139	2,323,001
AmerisourceBergen Corp.	52,589	1,794,337
Cardinal Health, Inc.	66,407	2,544,052
CIGNA Corp.	51,556	1,890,043
Coventry Health Care, Inc. (a)	28,258	746,011
DaVita, Inc. (a)	18,497	1,285,357

	Shares	Value
Express Scripts, Inc. (a)	100,297	$ 5,421,053
Humana, Inc. (a)	32,031	1,753,377
Laboratory Corp. of America Holdings (a)(d)	19,353	1,701,516
McKesson Corp.	48,158	3,389,360
Medco Health Solutions, Inc. (a)	80,763	4,948,349
Patterson Companies, Inc.	18,404	563,715
Quest Diagnostics, Inc.	26,915	1,452,603
Tenet Healthcare Corp. (a)	92,397	618,136
UnitedHealth Group, Inc.	209,318	7,558,473
WellPoint, Inc. (a)	74,904	4,259,041
		42,248,424
Health Care Technology - 0.0%
Cerner Corp. (a)(d)	13,560	1,284,674
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)(d)	65,914	2,730,817
Life Technologies Corp. (a)	35,534	1,972,137
PerkinElmer, Inc.	22,464	580,020
Thermo Fisher Scientific, Inc. (a)	75,640	4,187,430
Waters Corp. (a)	17,380	1,350,600
		10,821,004
Pharmaceuticals - 5.4%
Abbott Laboratories	294,168	14,093,589
Allergan, Inc.	58,519	4,018,500
Bristol-Myers Squibb Co.	325,733	8,625,410
Eli Lilly & Co.	193,109	6,766,539
Forest Laboratories, Inc. (a)	54,353	1,738,209
Hospira, Inc. (a)	31,795	1,770,664
Johnson & Johnson	522,611	32,323,490
Merck & Co., Inc.	586,290	21,129,892
Mylan, Inc. (a)(d)	82,822	1,750,029
Pfizer, Inc.	1,524,290	26,690,318
Watson Pharmaceuticals, Inc. (a)(d)	23,846	1,231,646
		120,138,286
TOTAL HEALTH CARE		237,245,134
INDUSTRIALS - 10.8%
Aerospace & Defense - 2.6%
General Dynamics Corp.	71,884	5,100,889
Goodrich Corp.	23,859	2,101,262
Honeywell International, Inc. (d)	148,467	7,892,506
ITT Corp. (d)	34,939	1,820,671
L-3 Communications Holdings, Inc.	21,539	1,518,284
Lockheed Martin Corp. (d)	56,196	3,928,662
Northrop Grumman Corp.	55,565	3,599,501
Precision Castparts Corp.	27,140	3,778,159
Raytheon Co.	69,372	3,214,698
Rockwell Collins, Inc.	29,848	1,738,944
The Boeing Co.	139,600	9,110,296
United Technologies Corp.	175,724	13,832,993
		57,636,865
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc. (d)	31,593	$ 2,533,443
Expeditors International of Washington, Inc.	40,411	2,206,441
FedEx Corp.	59,876	5,569,067
United Parcel Service, Inc. Class B	188,194	13,659,121
		23,968,072
Airlines - 0.1%
Southwest Airlines Co.	142,172	1,845,393
Building Products - 0.0%
Masco Corp.	68,222	863,691
Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	20,546	869,918
Cintas Corp.	24,056	672,606
Iron Mountain, Inc.	38,084	952,481
Pitney Bowes, Inc. (d)	38,698	935,718
R.R. Donnelley & Sons Co.	39,259	685,855
Republic Services, Inc.	58,498	1,746,750
Stericycle, Inc. (a)(d)	16,277	1,317,135
Waste Management, Inc. (d)	90,545	3,338,394
		10,518,857
Construction & Engineering - 0.2%
Fluor Corp.	34,024	2,254,430
Jacobs Engineering Group, Inc. (a)	23,997	1,100,262
Quanta Services, Inc. (a)(d)	41,012	816,959
		4,171,651
Electrical Equipment - 0.5%
Emerson Electric Co.	143,230	8,188,459
Rockwell Automation, Inc.	26,983	1,934,951
Roper Industries, Inc.	18,016	1,376,963
		11,500,373
Industrial Conglomerates - 2.4%
3M Co.	136,037	11,739,993
General Electric Co.	2,027,588	37,084,585
Textron, Inc. (d)	52,314	1,236,703
Tyco International Ltd.	93,141	3,859,763
		53,921,044
Machinery - 2.3%
Caterpillar, Inc.	120,784	11,312,629
Cummins, Inc.	37,643	4,141,106
Danaher Corp.	102,047	4,813,557
Deere & Co.	80,661	6,698,896
Dover Corp.	35,546	2,077,664
Eaton Corp.	32,027	3,251,061
Flowserve Corp.	10,625	1,266,713
Illinois Tool Works, Inc.	94,375	5,039,625
Ingersoll-Rand Co. Ltd. (d)	61,659	2,903,522
PACCAR, Inc.	69,402	3,985,063
Pall Corp.	21,919	1,086,744

	Shares	Value
Parker Hannifin Corp.	30,701	$ 2,649,496
Snap-On, Inc.	11,067	626,171
		49,852,247
Professional Services - 0.1%
Dun & Bradstreet Corp.	9,479	778,131
Equifax, Inc.	23,483	835,995
Robert Half International, Inc. (d)	28,004	856,922
		2,471,048
Road & Rail - 0.8%
CSX Corp.	71,207	4,600,684
Norfolk Southern Corp.	69,150	4,344,003
Ryder System, Inc.	9,846	518,293
Union Pacific Corp.	93,846	8,695,770
		18,158,750
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	28,056	1,680,835
W.W. Grainger, Inc. (d)	11,040	1,524,734
		3,205,569
TOTAL INDUSTRIALS		238,113,560
INFORMATION TECHNOLOGY - 18.3%
Communications Equipment - 2.2%
Cisco Systems, Inc. (a)	1,054,785	21,338,301
F5 Networks, Inc. (a)	15,386	2,002,642
Harris Corp.	24,411	1,105,818
JDS Uniphase Corp. (a)(d)	42,371	613,532
Juniper Networks, Inc. (a)	99,565	3,675,940
Motorola, Inc. (a)	447,086	4,055,070
QUALCOMM, Inc.	307,850	15,235,497
Tellabs, Inc. (d)	70,207	476,003
		48,502,803
Computers & Peripherals - 4.3%
Apple, Inc. (a)	174,563	56,307,041
Dell, Inc. (a)	319,580	4,330,309
EMC Corp. (a)	392,092	8,978,907
Hewlett-Packard Co.	431,550	18,168,255
Lexmark International, Inc. Class A (a)	14,951	520,594
NetApp, Inc. (a)(d)	68,779	3,780,094
QLogic Corp. (a)	20,100	342,102
SanDisk Corp. (a)	44,626	2,225,052
Western Digital Corp. (a)	43,731	1,482,481
		96,134,835
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A (d)	33,229	1,753,827
Corning, Inc.	297,415	5,746,058
FLIR Systems, Inc. (a)	30,181	897,885
Jabil Circuit, Inc.	37,306	749,478
Molex, Inc.	26,291	597,332
		9,744,580
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.9%
Akamai Technologies, Inc. (a)	34,700	$ 1,632,635
eBay, Inc. (a)(d)	218,329	6,076,096
Google, Inc. Class A (a)	47,465	28,192,786
Monster Worldwide, Inc. (a)(d)	24,746	584,748
VeriSign, Inc.	32,729	1,069,256
Yahoo!, Inc. (a)(d)	248,055	4,125,155
		41,680,676
IT Services - 3.0%
Automatic Data Processing, Inc.	93,858	4,343,748
Cognizant Technology Solutions Corp. Class A (a)	57,752	4,232,644
Computer Sciences Corp.	29,398	1,458,141
Fidelity National Information Services, Inc.	50,400	1,380,456
Fiserv, Inc. (a)	28,301	1,657,307
International Business Machines Corp.	236,421	34,697,146
MasterCard, Inc. Class A	18,431	4,130,571
Paychex, Inc. (d)	61,255	1,893,392
SAIC, Inc. (a)(d)	55,878	886,225
Teradata Corp. (a)	31,875	1,311,975
The Western Union Co. (d)	124,811	2,317,740
Total System Services, Inc.	31,063	477,749
Visa, Inc. Class A	92,733	6,526,549
		65,313,643
Office Electronics - 0.1%
Xerox Corp.	263,983	3,041,084
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)(d)	108,981	891,465
Altera Corp.	59,481	2,116,334
Analog Devices, Inc.	56,834	2,140,937
Applied Materials, Inc.	254,253	3,572,255
Broadcom Corp. Class A	86,665	3,774,261
First Solar, Inc. (a)(d)	10,277	1,337,449
Intel Corp.	1,061,491	22,323,156
KLA-Tencor Corp.	31,792	1,228,443
Linear Technology Corp. (d)	42,894	1,483,703
LSI Corp. (a)	117,328	702,795
MEMC Electronic Materials, Inc. (a)(d)	43,279	487,322
Microchip Technology, Inc.	35,553	1,216,268
Micron Technology, Inc. (a)(d)	163,043	1,307,605
National Semiconductor Corp.	45,589	627,305
Novellus Systems, Inc. (a)	17,163	554,708
NVIDIA Corp. (a)(d)	110,564	1,702,686
Teradyne, Inc. (a)(d)	34,520	484,661
Texas Instruments, Inc.	223,442	7,261,865
Xilinx, Inc. (d)	49,310	1,429,004
		54,642,222
Software - 3.9%
Adobe Systems, Inc. (a)	96,809	2,979,781

	Shares	Value
Autodesk, Inc. (a)(d)	43,273	$ 1,653,029
BMC Software, Inc. (a)	33,811	1,593,851
CA, Inc.	73,021	1,784,633
Citrix Systems, Inc. (a)	35,733	2,444,495
Compuware Corp. (a)(d)	41,681	486,417
Electronic Arts, Inc. (a)	63,148	1,034,364
Intuit, Inc. (a)	53,198	2,622,661
McAfee, Inc. (a)	29,334	1,358,458
Microsoft Corp.	1,432,738	40,002,045
Novell, Inc. (a)	66,905	396,078
Oracle Corp.	736,626	23,056,394
Red Hat, Inc. (a)	36,267	1,655,589
salesforce.com, Inc. (a)(d)	22,505	2,970,660
Symantec Corp. (a)	147,721	2,472,850
		86,511,305
TOTAL INFORMATION TECHNOLOGY		405,571,148
MATERIALS - 3.7%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	40,776	3,708,577
Airgas, Inc.	14,239	889,368
CF Industries Holdings, Inc.	13,536	1,829,390
Dow Chemical Co.	220,884	7,540,980
E.I. du Pont de Nemours & Co.	173,723	8,665,303
Eastman Chemical Co.	13,726	1,154,082
Ecolab, Inc.	44,175	2,227,304
FMC Corp.	13,804	1,102,802
International Flavors & Fragrances, Inc.	15,215	845,802
Monsanto Co.	102,075	7,108,503
PPG Industries, Inc.	31,022	2,608,020
Praxair, Inc.	58,304	5,566,283
Sherwin-Williams Co.	17,048	1,427,770
Sigma Aldrich Corp. (d)	23,083	1,536,404
		46,210,588
Construction Materials - 0.1%
Vulcan Materials Co. (d)	24,433	1,083,848
Containers & Packaging - 0.2%
Ball Corp.	16,807	1,143,716
Bemis Co., Inc.	20,589	672,437
Owens-Illinois, Inc. (a)	31,140	955,998
Sealed Air Corp.	30,387	773,349
		3,545,500
Metals & Mining - 1.2%
AK Steel Holding Corp. (d)	20,932	342,657
Alcoa, Inc. (d)	194,380	2,991,508
Allegheny Technologies, Inc.	18,762	1,035,287
Cliffs Natural Resources, Inc.	25,778	2,010,942
Freeport-McMoRan Copper & Gold, Inc.	89,608	10,761,025
Newmont Mining Corp.	93,830	5,763,977
Nucor Corp.	60,083	2,632,837
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Titanium Metals Corp. (a)(d)	17,144	$ 294,534
United States Steel Corp.	27,330	1,596,619
		27,429,386
Paper & Forest Products - 0.1%
International Paper Co.	83,248	2,267,676
MeadWestvaco Corp.	32,019	837,617
		3,105,293
TOTAL MATERIALS		81,374,615
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	1,124,670	33,042,805
CenturyLink, Inc. (d)	57,708	2,664,378
Frontier Communications Corp. (d)	189,134	1,840,274
Qwest Communications International, Inc.	331,638	2,523,765
Verizon Communications, Inc.	537,935	19,247,314
Windstream Corp.	92,048	1,283,149
		60,601,685
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	75,945	3,921,800
MetroPCS Communications, Inc. (a)(d)	49,909	630,351
Sprint Nextel Corp. (a)(d)	568,433	2,404,472
		6,956,623
TOTAL TELECOMMUNICATION SERVICES		67,558,308
UTILITIES - 3.2%
Electric Utilities - 1.7%
Allegheny Energy, Inc. (d)	32,339	783,897
American Electric Power Co., Inc.	91,396	3,288,428
Duke Energy Corp. (d)	252,061	4,489,206
Edison International	62,002	2,393,277
Entergy Corp.	34,428	2,438,535
Exelon Corp.	125,867	5,241,102
FirstEnergy Corp. (d)	58,010	2,147,530
NextEra Energy, Inc.	79,135	4,114,229
Northeast Utilities	33,553	1,069,670
Pepco Holdings, Inc. (d)	42,722	779,677
Pinnacle West Capital Corp.	20,688	857,518
PPL Corp.	91,970	2,420,650
Progress Energy, Inc.	55,746	2,423,836
Southern Co. (d)	159,599	6,101,470
		38,549,025
Gas Utilities - 0.1%
Nicor, Inc.	8,665	432,557
ONEOK, Inc. (d)	20,265	1,124,100
		1,556,657

	Shares	Value
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	125,979	$ 1,534,424
Constellation Energy Group, Inc.	38,023	1,164,644
NRG Energy, Inc. (a)(d)	47,041	919,181
		3,618,249
Multi-Utilities - 1.3%
Ameren Corp.	45,639	1,286,563
CenterPoint Energy, Inc.	80,532	1,265,963
CMS Energy Corp. (d)	46,543	865,700
Consolidated Edison, Inc. (d)	55,289	2,740,676
Dominion Resources, Inc.	110,470	4,719,278
DTE Energy Co.	32,183	1,458,534
Integrys Energy Group, Inc. (d)	14,764	716,202
NiSource, Inc. (d)	52,961	933,173
PG&E Corp.	74,610	3,569,342
Public Service Enterprise Group, Inc.	96,279	3,062,635
SCANA Corp.	21,547	874,808
Sempra Energy	45,682	2,397,391
TECO Energy, Inc.	40,865	727,397
Wisconsin Energy Corp.	22,245	1,309,341
Xcel Energy, Inc.	87,559	2,062,014
		27,989,017
TOTAL UTILITIES		71,712,948
TOTAL COMMON STOCKS (Cost $1,360,619,681)		2,175,091,660
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.18% to 0.25% 6/30/11 to 7/28/11 (e) (Cost $3,196,585)	$ 3,200,000	3,196,839
Money Market Funds - 9.9%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	31,217,294	31,217,294
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	187,591,047	187,591,047
TOTAL MONEY MARKET FUNDS (Cost $218,808,341)		218,808,341
TOTAL INVESTMENT PORTFOLIO - 108.4% (Cost $1,582,624,607)	2,397,096,840
NET OTHER ASSETS (LIABILITIES) - (8.4)%	(185,940,190)
NET ASSETS - 100%	$ 2,211,156,650
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
119 CME S&P 500 Index Contracts	March 2011	$ 37,276,750	$ 706,023

The face value of futures purchased as a percentage of net assets is 1.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,146,895.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,154
Fidelity Securities Lending Cash Central Fund	373,922
Total	$ 417,076
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 231,226,116	$ 231,226,116	$ -	$ -
Consumer Staples	231,272,095	231,272,095	-	-
Energy	261,693,553	261,693,553	-	-
Financials	349,324,183	349,324,183	-	-
Health Care	237,245,134	237,245,134	-	-
Industrials	238,113,560	238,113,560	-	-
Information Technology	405,571,148	405,571,148	-	-
Materials	81,374,615	81,374,615	-	-
Telecommunication Services	67,558,308	67,558,308	-	-
Utilities	71,712,948	71,712,948	-	-
U.S. Government and Government Agency Obligations	3,196,839	-	3,196,839	-
Money Market Funds	218,808,341	218,808,341	-	-
Total Investments in Securities:	$ 2,397,096,840	$ 2,393,900,001	$ 3,196,839	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 706,023	$ 706,023	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 706,023	$ -
Total Value of Derivatives	$ 706,023	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $182,886,790) - See accompanying schedule: Unaffiliated issuers (cost $1,363,816,266)	$ 2,178,288,499
Fidelity Central Funds (cost $218,808,341)	218,808,341
Total Investments (cost $1,582,624,607)		$ 2,397,096,840
Cash		6,157
Receivable for investments sold		161,194
Receivable for fund shares sold		441,082
Dividends receivable		2,550,959
Distributions receivable from Fidelity Central Funds		26,261
Other receivables		35,736
Total assets		2,400,318,229

Liabilities
Payable for investments purchased	$ 37,945
Payable for fund shares redeemed	1,217,061
Accrued management fee	181,559
Distribution and service plan fees payable	52,848
Payable for daily variation on futures contracts	45,383
Other payables and accrued expenses	35,736
Collateral on securities loaned, at value	187,591,047
Total liabilities		189,161,579

Net Assets		$ 2,211,156,650
Net Assets consist of:
Paid in capital		$ 1,348,551,391
Distributions in excess of net investment income		(35,740)
Accumulated undistributed net realized gain (loss) on investments		47,462,743
Net unrealized appreciation (depreciation) on investments		815,178,256
Net Assets		$ 2,211,156,650

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($1,931,270,935 ÷ 14,587,659 shares)	$ 132.39

Service Class: Net Asset Value, offering price and redemption price per share ($37,208,552 ÷ 281,738 shares)	$ 132.07

Service Class 2: Net Asset Value, offering price and redemption price per share ($242,677,163 ÷ 1,848,091 shares)	$ 131.31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 40,815,410
Interest		11,485
Income from Fidelity Central Funds		417,076
Total income		41,243,971

Expenses
Management fee	$ 2,020,219
Distribution and service plan fees	589,682
Independent trustees' compensation	11,811
Interest	253
Miscellaneous	11,592
Total expenses before reductions	2,633,557
Expense reductions	(51)	2,633,506
Net investment income (loss)		38,610,465
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,282,476
Futures contracts	2,533,584
Total net realized gain (loss)		49,816,060
Change in net unrealized appreciation (depreciation) on: Investment securities	197,612,553
Futures contracts	1,040,877
Total change in net unrealized appreciation (depreciation)		198,653,430
Net gain (loss)		248,469,490
Net increase (decrease) in net assets resulting from operations		$ 287,079,955

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,610,465	$ 40,497,671
Net realized gain (loss)	49,816,060	40,366,359
Change in net unrealized appreciation (depreciation)	198,653,430	353,513,910
Net increase (decrease) in net assets resulting from operations	287,079,955	434,377,940
Distributions to shareholders from net investment income	(39,528,264)	(45,093,392)
Distributions to shareholders from net realized gain	(38,021,665)	(38,913,306)
Total distributions	(77,549,929)	(84,006,698)
Share transactions - net increase (decrease)	(19,052,019)	(50,449,549)
Total increase (decrease) in net assets	190,478,007	299,921,693

Net Assets
Beginning of period	2,020,678,643	1,720,756,950
End of period (including distributions in excess of net investment income of $35,740 and undistributed net investment income of $377,163, respectively)	$ 2,211,156,650	$ 2,020,678,643

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 119.62	$ 99.19	$ 164.03	$ 161.36	$ 141.88
Income from Investment Operations
Net investment income (loss) C	2.35	2.37	3.03	3.11	2.71
Net realized and unrealized gain (loss)	15.13	23.03	(63.32)	5.59	19.26
Total from investment operations	17.48	25.40	(60.29)	8.70	21.97
Distributions from net investment income	(2.44)	(2.72)	(3.07)	(6.03)	(2.49)
Distributions from net realized gain	(2.27)	(2.25)	(1.48)	-	-
Total distributions	(4.71)	(4.97)	(4.55)	(6.03)	(2.49)
Net asset value, end of period	$ 132.39	$ 119.62	$ 99.19	$ 164.03	$ 161.36
Total Return A, B	15.02%	26.61%	(37.00)%	5.45%	15.73%
Ratios to Average Net Assets D, F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.94%	2.31%	2.22%	1.86%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,931,271	$ 1,767,750	$ 1,525,779	$ 2,626,891	$ 2,780,085
Portfolio turnover rate E	5%	6%	6%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 119.35	$ 98.99	$ 163.66	$ 160.88	$ 141.48
Income from Investment Operations
Net investment income (loss) C	2.22	2.27	2.88	2.93	2.55
Net realized and unrealized gain (loss)	15.09	22.96	(63.14)	5.58	19.22
Total from investment operations	17.31	25.23	(60.26)	8.51	21.77
Distributions from net investment income	(2.32)	(2.62)	(2.93)	(5.73)	(2.37)
Distributions from net realized gain	(2.27)	(2.25)	(1.48)	-	-
Total distributions	(4.59)	(4.87)	(4.41)	(5.73)	(2.37)
Net asset value, end of period	$ 132.07	$ 119.35	$ 98.99	$ 163.66	$ 160.88
Total Return A, B	14.91%	26.48%	(37.07)%	5.34%	15.61%
Ratios to Average Net Assets D, F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.84%	2.21%	2.12%	1.76%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,209	$ 32,708	$ 24,340	$ 38,960	$ 35,953
Portfolio turnover rate E	5%	6%	6%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 118.71	$ 98.50	$ 162.79	$ 159.90	$ 140.68
Income from Investment Operations
Net investment income (loss) C	2.03	2.11	2.66	2.67	2.32
Net realized and unrealized gain (loss)	14.97	22.82	(62.74)	5.54	19.11
Total from investment operations	17.00	24.93	(60.08)	8.21	21.43
Distributions from net investment income	(2.13)	(2.47)	(2.73)	(5.32)	(2.21)
Distributions from net realized gain	(2.27)	(2.25)	(1.48)	-	-
Total distributions	(4.40)	(4.72)	(4.21)	(5.32)	(2.21)
Net asset value, end of period	$ 131.31	$ 118.71	$ 98.50	$ 162.79	$ 159.90
Total Return A, B	14.73%	26.30%	(37.16)%	5.17%	15.44%
Ratios to Average Net Assets D, F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.69%	2.06%	1.97%	1.61%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 242,677	$ 220,221	$ 170,637	$ 269,769	$ 219,346
Portfolio turnover rate E	5%	6%	6%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,036,398,560
Gross unrealized depreciation	(224,171,909)
Net unrealized appreciation (depreciation)	$ 812,226,651
Tax Cost	$ 1,584,870,189

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,878,788
Undistributed long-term capital gain	$ 48,535,554
Net unrealized appreciation (depreciation)	$ 812,226,651

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 42,375,701	$ 45,093,392
Long-term Capital Gains	35,174,228	38,913,306
Total	$ 77,549,929	$ 84,006,698

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $2,533,584 and a change in net unrealized appreciation (depreciation) of $1,040,877 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $107,562,798 and $149,744,917, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays all class-level expenses except distribution and service fees so that total expenses do not exceed .10% of each class' average net assets plus the distribution and service fee applicable to each class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 33,373
Service Class 2	556,309
$ 589,682

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Under the expense contract, the classes do not pay transfer agent fees.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,193,000.45%		$ 253

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,878 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $373,922.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $51.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 35,017,804	$ 39,932,619
Service Class	639,120	698,024
Service Class 2	3,871,340	4,462,749
Total	$ 39,528,264	$ 45,093,392
From net realized gain
Initial Class	$ 33,213,569	$ 34,477,306
Service Class	619,294	558,901
Service Class 2	4,188,802	3,877,099
Total	$ 38,021,665	$ 38,913,306

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	1,562,668	1,252,280	$ 191,691,853	$ 123,147,859
Reinvestment of distributions	564,289	739,759	68,231,373	74,409,925
Shares redeemed	(2,317,208)	(2,597,037)	(279,458,721)	(262,287,759)
Net increase (decrease)	(190,251)	(604,998)	$ (19,535,495)	$ (64,729,975)
Service Class
Shares sold	33,640	47,919	$ 4,058,019	$ 4,752,568
Reinvestment of distributions	10,441	12,448	1,258,414	1,256,925
Shares redeemed	(36,392)	(32,204)	(4,366,671)	(3,225,111)
Net increase (decrease)	7,689	28,163	$ 949,762	$ 2,784,382
Service Class 2
Shares sold	337,917	409,323	$ 40,695,508	$ 40,430,372
Reinvestment of distributions	67,549	83,582	8,060,142	8,339,848
Shares redeemed	(412,564)	(370,073)	(49,221,936)	(37,274,176)
Net increase (decrease)	(7,098)	122,832	$ (466,286)	$ 11,496,044

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/04/11	02/04/11	$0.0	$3.025

Service Class	02/04/11	02/04/11	$0.0	$3.025

Service Class 2	02/04/11	02/04/11	$0.0	$3.025

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2010, $48,535,554, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, and Service Class 2 designate 10% and 100% distributed in February and December, 2010, respectively as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and non-affiliated custody fees) from the fund's management fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Furthermore, the Board considered that it had approved an amendment (effective March 1, 2005) to the fund's management contract that lowered the fund's management fee from 24 basis points to 10 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0211
1.540028.113

Item 2. Code of Ethics

As of the end of the period, December 31, 2010, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$-
Disciplined Small Cap Portfolio	$37,000	$-	$5,600	$-
Index 500 Portfolio	$44,000	$-	$5,600	$-

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$-
Disciplined Small Cap Portfolio	$38,000	$-	$5,600	$-
Index 500 Portfolio	$44,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2010A	December 31, 2009A
Audit-Related Fees	$645,000	$725,000
Tax Fees	$-	$-
All Other Fees	$840,000	$515,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2010 A	December 31, 2009 A
Deloitte Entities	$1,595,000	$1,255,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 25, 2011